                                                        EXHIBIT 10.1

                     CONTRIBUTION AND SERVICING AGREEMENT

                                    between

                        JAYHAWK ACCEPTANCE CORPORATION,
                  in its individual capacity and as Servicer,

                           JAYHAWK FUNDING TRUST I,
                                  as Issuer,

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                       as Trustee and as Backup Servicer


                          Dated as of August 7, 1996

                            JAYHAWK FUNDING TRUST I

                         AUTOMOBILE LOAN-BACKED NOTES

                                 SERIES 1996B

                               TABLE OF CONTENTS
                               -----------------

Section                                                                 Page
- -------                                                                 ----

ARTICLE I - DEFINITIONS..............................................    1
     Section 1.01  Definitions.......................................    1
     Section 1.02  Certain Matters Regarding Payments on Contracts...   13
     Section 1.03  No Recourse.......................................   13
     Section 1.04  Material Adverse Effect...........................   13

ARTICLE II - CONTRIBUTION OF CONTRACTS AND OTHER
             CONTRIBUTED PROPERTY; CUSTODY OF CONTRACTS;
             REPRESENTATIONS AND WARRANTIES OF JAC...................   14
     Section 2.01  Contribution of Contracts and Other
                    Contributed Property.............................   14
     Section 2.02  Custody and Delivery of Contract
                    Files; Assignments...............................   16
     Section 2.03  Representations, Warranties, and
                    Covenants of JAC.................................   17
     Section 2.04  Protection of Right, Title and Interest...........   20
     Section 2.05  Restrictions on Liens.............................   21
     Section 2.06  Contribution......................................   21
     Section 2.07  Access to Records.................................   22
     Section 2.08  Costs and Expenses................................   22

ARTICLE III - ADMINISTRATION AND SERVICING OF CONTRACTS..............   22
     Section 3.01  Duties of the Servicer............................   22
     Section 3.02  Subservicing Agreements Between
                    Servicer and the Subservicers....................   24
     Section 3.03  Obligation of the Servicer........................   24
     Section 3.04  No Contractual Relationship Between
                    a Subservicer and the Issuer, the Trustee,
                    the Backup Servicer, or the Noteholders..........   24
     Section 3.05  Assumption of Subservicing Agreement
                    by Successor Servicer............................   25
     Section 3.06  Collection of Contract Payments;
                    Modification of Contracts; Obligor -
                    Initiated Terminations of Contracts..............   25
     Section 3.07  The Collection Account............................   26
     Section 3.08  Realization Upon Defaulted Contracts..............   27
     Section 3.09  Servicing Fee and Other Compensation..............   27
     Section 3.10  Servicer's Certificate;
                    Reconciliation of Backup Servicer................   28
     Section 3.11  Annual Certificate as to Compliance...............   28
     Section 3.12  Annual Report of Independent Accountants..........   29
     Section 3.13  Notice of Event of Termination....................   29
     Section 3.14  Access to Certain Documentation and
                    Information Regarding Contracts..................   29
     Section 3.15  Agency Status.....................................   30
     Section 3.16  Maintenance of Security Interests in
                    Financed Vehicles................................   30
     Section 3.17  Re-Liening........................................   30
     Section 3.18  Representations, Warranties, and
                    Covenants of the Servicer........................   30
     Section 3.19  Purchase of Contracts Upon Breach of Covenant.....   31


                                                                        Page
                                                                        ----
     Section 3.20  Rule 144A Information.............................   31
     Section 3.21 Certain Matters Relating to Extended
                   Service Agreements................................   31

ARTICLE IV - CERTAIN MATTERS RELATING TO THE SERVICER
             AND THE BACKUP SERVICER.................................   32
     Section 4.01  Liability of Servicer; Indemnities................   32
     Section 4.02  Merger or Consolidation of, or Assumption
                    of the Obligations of JAC, the Servicer and the
                    Backup Servicer..................................   33
     Section 4.03  Limitation on Liability of JAC, the
                    Servicer, the Backup Servicer, and Others........   34
     Section 4.04  Servicer and Backup Servicer Not to Resign........   35

ARTICLE V - EVENTS OF TERMINATION....................................   36
     Section 5.01  Events of Termination.............................   36
     Section 5.02  Consequences of an Event of Termination...........   39
     Section 5.03  Appointment of Successor..........................   40
     Section 5.04  Notification to Noteholders.......................   40
     Section 5.05  Waiver of Past Defaults...........................   41
     Section 5.06  Notice of Certain Events..........................   41

ARTICLE VI - MISCELLANEOUS PROVISIONS................................   41
     Section 6.01  Amendment.........................................   41
     Section 6.02  Governing Law.....................................   42
     Section 6.03  Notices...........................................   42
     Section 6.04  Intention of Parties..............................   42
     Section 6.05  Severability of Provisions........................   43
     Section 6.06  Assignment........................................   43
     Section 6.07  Third-Party Beneficiaries.........................   43
     Section 6.08  Counterparts......................................   43
     Section 6.09  Parties Not to Institute Insolvency Proceedings...   43


Schedule A   -  Schedule of Representations and Warranties
Exhibit A    -  Form of Servicer's Certificate
Exhibit B    -  JAC's Credit and Collection Policy
Exhibit C-1  -  Form of Dealer Agreement
Exhibit C-2  -  Forms of Dealer Agreement Addenda
Exhibit D    -  Forms of JAC's Standard Contracts
Exhibit E    -  Form of Subsequent Transfer Agreement
Exhibit F    -  Form of Extended Service Agreement
Exhibit G    -  Form of Endorsement to FFG Policy

     This CONTRIBUTION AND SERVICING AGREEMENT (this "Agreement"), effective as of August 7, 1996, is by and between JAYHAWK ACCEPTANCE CORPORATION, a Texas corporation, in its individual capacity and as Servicer, JAYHAWK FUNDING TRUST I, a limited purpose Delaware business trust, as Issuer, Norwest Bank Minnesota, National Association, a national banking association, as Trustee, and Norwest Bank Minnesota, National Association, a national banking association, as Backup Servicer.

                         W I T N E S S E T H  T H A T:
                         ----------------------------

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01  DEFINITIONS.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accounting Date:  The last day of a Monthly Period.
     ---------------

     Administrative Services Agreement:  That certain Administrative Services
     ---------------------------------
Agreement dated as of November 15, 1995 between FESC and JAC and any supplements or amendments thereto.

     Affiliate:  With respect to any specified Person, any other Person
     ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement:  This Contribution and Servicing Agreement and all amendments
     ---------
hereof and supplements hereto.

     Aggregate Contract Principal Balance:  As defined with respect to the
     ------------------------------------
Series 1996B Notes in the Indenture, as supplemented by the Series Supplement.

     Aggregate Note Balance:  As defined with respect to the Series 1996B Notes
     ----------------------
in the Indenture, as supplemented by the Series Supplement.

     Amount Financed:  With respect to a Contract, the aggregate amount advanced
     ---------------
under such Contract toward the purchase price of the related Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail motor vehicle installment sales contracts or promissory notes, and related costs.

     APR: The annual percentage rate (as such term is used with respect to the
     ---
federal Truth-in-Lending Act) of interest borne by, and indicated on, a Contract.

     Assignment:  With respect to a Contract (i) the original instrument of
     ----------
assignment of such Contract and all other documents securing such Contract made by the Person originating such Contract to JAC and (ii) the original instrument of assignment of such Contract made by JAC to the Issuer pursuant to this Agreement, which, in each case, is in a form sufficient under the laws of the jurisdiction in which the related Financed Vehicle is located to permit the assignee to exercise all rights granted by the Obligor under such Contract and such other documents and all rights available under applicable law to the obligee under such Contract and which, in each case, may, to the extent permitted by the laws of the state in which the related Financed Vehicle is located, be a blanket instrument of assignment covering other Contracts as well.

     Backup Servicer:  Norwest Bank Minnesota, National Association and all
     ---------------
successors thereto in accordance with the terms hereof.

     Backup Servicer Fee:  As defined in the Series Supplement.
     -------------------

     Business Day:  Any day other than a Saturday, a Sunday or a day on which
     ------------
banking institutions in New York City, the cities in which the principal place of business of the Issuer, or the Corporate Trust Office of the Trustee hereunder, are located, are authorized or obligated by law or executive order to close.

     Closing Date: August 7, 1996.
     ------------

     Collection Account: The trust account established and maintained by the
     ------------------
Trustee with respect to the Series 1996B Notes pursuant to Section 8.02 of the Indenture and Section 3 of the Series Supplement.

     Collection Account Deposit:  With respect to the Closing Date, an amount
     --------------------------
equal to the aggregate of all payments on or with respect to the Initial Contracts received on or after the Initial Cutoff Date and on or before the second Business Day prior to the Closing Date, and with respect to a Subsequent Transfer Date, an amount equal to the aggregate of all payments on or with respect to the Subsequent Contracts Granted to the Trustee on such Subsequent Transfer Date received on or after the related Subsequent Cutoff Date and received on or before the second Business Day prior to such Subsequent Transfer Date; provided, however, that if the Servicer receives any amount and the Servicer does not receive with such amount, or otherwise have, sufficient information to verify that such amount relates to an Initial Contract or Subsequent Contract, as applicable, the Issuer will deposit such amount in the Collection Account no later than the second Business Day after the Servicer verifies that such amount relates to the applicable Contract.

     Contract File:  With respect to a Contract:  (i) the sole original of such
     -------------
Contract; (ii) the Assignment of such Contract made by the Dealer originating such Contract to JAC; (iii) the original

Title Document or a copy of the UCC financing statement evidencing that the security interest granted under such Contract has been perfected under applicable state law (except for any Title Document or UCC financing statement not returned from the applicable public records office, in which case JAC will be required to deliver to the Issuer and the Trustee an Officer's Certificate pursuant to Section 2.02(a)); and (iv) the original of any assumption agreement or any modification, extension or refinancing agreement.

     Contracts:  Collectively, the Initial Contracts and each Subsequent
     ---------
Contract.

     Contribution Date:  With respect to each Initial Contract, the Closing
     -----------------
Date; with respect to each Subsequent Contract, the related Subsequent Transfer Date.

     Controlling Party: The Note Insurer, so long as no Note Insurer Default
     -----------------
shall have occurred and be continuing, and the Trustee or such other Person as may be appointed as the Controlling Party pursuant to Section 10 of the Series Supplement, for the benefit of the Noteholders, if a Note Insurer Default shall have occurred and be continuing; provided, however, that the Trustee or such other Person as may be appointed as the Controlling Party pursuant to Section 10 of the Series Supplement, for the benefit of the Noteholders, shall be the Controlling Party if (i) all amounts owing to the Note Insurer under the Insurance Agreement have been paid in full and (ii) all principal and interest on the Class A Notes has been paid in full.

     Corporate Trust Office: The corporate trust office of the Trustee, located
     ----------------------
Norwest Center, 6th & Marquette, Minneapolis, Minnesota 55479-0070, or at such other address as the Trustee may designate from time to time by notice to the
Note Insurer, the Noteholders and the Issuer, or the principal corporate trust office of any successor Trustee.

     Cram Down Loss: With respect to a Contract, if a court of appropriate
     --------------
jurisdiction in an insolvency proceeding has issued an order reducing the amount owed on a Contract or otherwise modifying or restructuring the scheduled payments to be made on a Contract, an amount equal to the excess of the Principal Balance of such Contract immediately prior to such order over the Principal Balance of such Contract as so reduced or the net present value (using as the discount rate the higher of the APR or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A Cram Down Loss will be deemed to have occurred on the date of issuance of such order.

     Cumulative After Tax Net Income:  The aggregate amount of after tax net
     -------------------------------
income of JAC and its consolidated subsidiaries, without deduction for any net loss, as shown on JAC's consolidated income statements for each fiscal quarter of JAC, commencing with the fiscal quarter beginning July 1, 1996.

     Cumulative Gross Charge-Off Ratio:  As of any Determination Date, the ratio
     ---------------------------------
of (i) the aggregate of the Principal Balances of Contracts that became Defaulted Contracts during the period from the applicable Cutoff Date through the end of the related Monthly Period to (ii) the sum of (a) the Aggregate Contract Principal Balance as of the Closing Date plus (b) the Principal Balance of each Subsequent Contract as of the related Subsequent Transfer Date.

     Cumulative Net Charge-Off Ratio:  As of any Determination Date, the ratio
     -------------------------------
of (i) the aggregate of the Principal Balances of Contracts that became Defaulted Contracts during the period from the applicable Cutoff Date through the end of the related Monthly Period reduced by the amount of Recoveries received during such period and applied to principal on the Contracts to (ii) the sum of (a) the Aggregate Contract Principal Balance as of the Closing Date plus (b) the Principal Balance of each Subsequent Contract as of the related Subsequent Transfer Date.

     Custodian:  Inwood Security Vaults, Inc. and all successors thereto in
     ---------
accordance with the terms of the Custodian Agreement.

     Custodian Agreement:  That certain custodian agreement, dated as of the
     -------------------
Closing Date, between the Custodian, JAC, the Servicer, the Issuer, and the Trustee.

     Cutoff Date: With respect to the Initial Contracts, the Initial Cutoff
     -----------
Date, and with respect to any Subsequent Contracts, the applicable Subsequent Cutoff Date.

     Dealer: With respect to a Contract, the retail motor vehicle dealer that
     ------
sold such Contract to JAC pursuant to a Dealer Agreement between JAC and such Dealer.

     Dealer Agreement:  A Jayhawk Acceptance Corporation Dealer Agreement, in
     ----------------
the form attached hereto as Exhibit C-1.
                            -----------

     Dealer Agreement Addendum: A Jayhawk Acceptance Corporation Extended
     -------------------------
Service Agreement Addendum to Dealer Agreement, in one of the forms attached hereto in Exhibit C-2.
          -----------

     Defaulted Contract:  A Contract (i) with respect to which a Scheduled
     ------------------
Payment due on such Contract is more than 150 days Delinquent, (ii) with respect to which a case has commenced under the United States Bankruptcy Code in which the related Obligor is a debtor, (iii) which, consistent with JAC's Credit and Collection Policy, has been or should be written off as uncollectible, (iv) with respect to which 90 days (after any Obligor cure period) have elapsed since the Servicer repossessed the related Financed Vehicle, or (v) with respect to which proceeds have been received that, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Contract.

     Delinquency Ratio:  As of any Determination Date, the ratio of (i) the
     -----------------
aggregate of the number of Contracts that were Delinquent Contracts as of the prior Accounting Date to (ii) the number of Contracts as of such Accounting Date for which the related principal balance is not zero.

     Delinquent:  With respect to a Scheduled Payment, 20% or more of such
     ----------
Scheduled Payment remains unpaid after the related Due Date for such Scheduled Payment.

     Delinquent Contract:  Any Contract (other than a Defaulted Contract) with
     -------------------
respect to which a Scheduled Payment is more than 30 days Delinquent.

     Determination Date:  With respect to (i) any Payment Date, the tenth (10th)
     ------------------
calendar day of the month of such Payment Date and (ii) any Monthly Period, the tenth (10th) calendar day of the immediately following month, or in either case, the next following Business Day if such tenth (10th) calendar day is not a Business Day.

     Due Date:  With respect to each Contract, each date on which a Scheduled
     --------
Payment is due thereunder.

     Eligible Successor:  An experienced servicer of motor vehicle retail
     ------------------
installment sales contracts that has a net worth of not less than $10,000,000.

     Event of Default: As defined with respect to the Series 1996B Notes in the
     ----------------
Indenture, as supplemented by the Series Supplement.

     Event of Termination: As defined in Section 5.01.
     --------------------

     Executive Officer: The Chairman of the Board, the President, a Vice
     -----------------
President, the Treasurer, the Controller, an Assistant Controller or the Secretary of a company.

     Extended Service Agreement:  An extended service agreement, with respect to
     --------------------------
which JAC has obligations pursuant to a Dealer Agreement Addendum or otherwise, covering repairs to a Financed Vehicle securing a Contract including extended service agreements in the form attached hereto as Exhibit F.
                                                  ---------

     FESC:  First Extended Service Corporation, a Texas corporation, and all
     ----
successors thereto.

     FFG:  FFG Insurance Corporation, a Texas corporation, and all successors
     ---
thereto.

     FFG Policy:  That certain Contractual Liability Policy (Policy No.:
     ----------
FEC1001-JAC) issued by FFG, including any amendments or endorsements thereto.

     Financed Vehicle:  With respect to a Contract, the automobile or light-duty
     ----------------
truck securing the indebtedness of the related Obligor under such Contract.

     Funding Period: The period commencing on the Closing Date and ending on the
     --------------
earliest to occur of (i) October 31, 1996, (ii) the date on which the amount on deposit in the Pre-Funding Account is reduced to $10,000, (iii) the date on which an Event of Default occurs and (iv) the date on which an Event of Termination occurs.

     Guaranty Amounts:  With respect to a Contract, any and all amounts paid by
     ----------------
any guarantor with respect to such Contract.

     Indenture:  That certain Indenture dated as of the Closing Date between the
     ---------
Issuer and the Trustee.

     Independent Accountants: Ernst & Young L.L.P. or any other firm of
     -----------------------
independent certified public accountants of recognized national standing acceptable to the Note Insurer.

     Initial Contracts:  The Contracts identified in the Series Contract
     -----------------
Schedule attached to the Series Supplement as of the Closing Date and contributed to the capital of the Issuer by JAC as of such date.

     Initial Cutoff Date:  June 23, 1996.
     -------------------

     Initial Other Contributed Property:  As defined in Section 2.01(a).
     ----------------------------------

     Initial Warehouse Loan Payment:  With respect to the Initial Contracts and
     ------------------------------
the Initial Other Contributed Property the amount required to be paid to the Warehouse Lender on the Closing Date to release the Warehouse Lien on such Initial Contracts and such Initial Other Contributed Property.

     Insurance Agreement:  The Insurance and Indemnity Agreement dated as of the
     -------------------
Closing Date, among the Note Insurer, JAC, the Servicer, the Issuer, the Trustee, and the Backup Servicer.

     Insurance Policy:  With respect to a Contract and the related Financed
     ----------------
Vehicle, any insurance policy benefitting the holder of such Contract, providing loss or physical damage, "guaranteed auto protection," credit life, accident and health, theft, mechanical breakdown or similar coverage with respect to such Financed Vehicle or the related Obligor, including, but not limited to, any Extended Service Agreement relating to such Financed Vehicle.

     Insurance Proceeds:  With respect to a Financed Vehicle and a related
     ------------------
Contract, any amount (including, but not limited to, proceeds of claims and refunds of premiums) received by the related Servicer pursuant to a related Insurance Policy.

     Insured Expenses:  Out-of-pocket expenses that are incurred by the Servicer
     ----------------
or any Subservicer and which are covered by any Insurance Policy covering a Financed Vehicle.

     Interest Coverage Ratio:  With respect to any fiscal quarter of JAC, the
     -----------------------
ratio of (i) JAC's and its consolidated subsidiaries' earnings, before interest, taxes, depreciation, and amortization items to (ii) the interest expense of JAC and its consolidated subsidiaries, each as shown on JAC's consolidated income statements.

     Issuer:  Jayhawk Funding Trust I and all successors thereto.
     ------

     JAC:  Jayhawk Acceptance Corporation, in its individual capacity, and all
     ---
successors thereto in accordance with the terms hereof.

     JAC's Credit and Collection Policy:  The credit and collection guidelines
     ----------------------------------
of JAC, a copy of which is attached hereto as Exhibit B, as such guidelines may
                                              ---------
be amended, subject to Section 3.01, from time to time by JAC.

     Lien:  Any security interest, lien, charge, pledge, preference, equity, or
     ----
encumbrance of any kind, including tax liens, mechanics' liens, and any liens that attach by operation of law.

     Liquidation Expenses: Reasonable expenses which are incurred by the
     --------------------
Servicer or any Subservicer in connection with the liquidation of any Contract, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer or any Subservicer pursuant to
Section 3.08 (to the extent such amount is reimbursable under the terms of Section 3.08) respecting the related Contract and any related and unreimbursed expenditures for property restoration or preservation.

     Liquidation Proceeds:  Cash (exclusive of Insurance Proceeds) received by
     --------------------
the Servicer in connection with the liquidation of Contracts, whether from the Obligor, through sale, or otherwise and including any Guaranty Amounts and any and all rebates (including, but not limited to, warranty rebates, insurance premium rebates, dealer rebates, and sales tax rebates).

     Monthly Period:  With respect to a Payment Date or Determination Date, the
     --------------
calendar month immediately preceding the month in which such Payment Date or Determination Date occurs.

     Noteholder:  With respect to the Series 1996B Notes, as defined in the
     ----------
Indenture.

     Note Insurance Policy:  The note guaranty insurance policy issued by the
     ---------------------
Note Insurer insuring the Class A Notes in accordance with the terms thereof.

     Note Insurer:  MBIA Insurance Corporation and all successors thereto.
     ------------

     Note Insurer Default:  The occurrence and continuance of an "Insurer
     --------------------
Default" or an "Insurer Insolvency" (as each such term is defined in the Insurance Agreement).

     Note Majority:  Noteholders representing at least 51% of the Aggregate Note
     -------------
Balance of the Series 1996B Notes.

     Note Voting Amount:  Noteholders representing at least two-thirds of the
     ------------------
Aggregate Note Balance.

     Obligor:  The purchaser of a Financed Vehicle under each Contract,
     -------
including any guarantor of such purchaser, and their respective successors, assigns, heirs, and personal representatives.

     Officer's Certificate:  A certificate signed by the Chairman of the Board,
     ---------------------
the Vice Chairman of the Board, the President, Executive Vice President, Senior Vice President, Vice President, or Assistant Vice President of JAC, with respect to an Officer's Certificate of JAC, or by a Servicing Officer, with respect to an Officer's Certificate of the Servicer.

     Opinion of Counsel:  A written opinion of counsel, who may be counsel for
     ------------------
the Servicer, acceptable in form and substance and from counsel acceptable to the Issuer and, if such opinion or a copy thereof is required to be delivered to the Trustee or the Note Insurer, reasonably acceptable (as to form, substance, and identity of counsel) to the Trustee or the Note Insurer, as applicable.

     Other Contributed Property:  Collectively, the Initial Other Contributed
     --------------------------
Property and all Subsequent Other Contributed Property.

     Payment Date:  The fifteenth (15th) day of each calendar month (or if such
     ------------
day is not a Business Day, the next succeeding Business Day) commencing on August 15, 1996.

     Person:  Any individual, corporation, partnership, limited liability
     ------
company, association, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     Pre-Funding Account:  The trust account established and maintained by the
     -------------------
Trustee with respect to the Series 1996B Notes pursuant to Section 8.03 of the Indenture and Section 7 of the Series Supplement.

     Pre-Funding Account Deposit:  $11,971,316.
     ---------------------------

     Principal Balance:  As defined in the Indenture, as supplemented by the
     -----------------
Series Supplement.

     Purchase Price:  With respect to a Contract being repurchased from the
     --------------
Trust Estate, (i) if such Contract is a Delinquent Contract, a Defaulted Contract, or a Terminated Contract (until the aggregate principal balance of all Terminated Contracts repurchased exceeds $275,000) the sum of (a) the Principal Balance of such Contract as of the date of repurchase (determined without regard to any Cram Down Loss) multiplied by the sum of the Class A Specified Percentage and the Class B Specified Percentage and (b) interest on such Principal Balance at the related APR from the date to which interest was last paid by the related Obligor to the purchase date in the Monthly Period in which such repurchase occurs or (ii) if such Contract is not a Contract described in clause (i), the sum of (a) the Principal Balance of such Contract as of the date of repurchase (determined without regard to any Cram Down Loss) and (b) interest on such Principal Balance at the related APR from the date to which interest was last paid by the related Obligor to the purchase date in the Monthly Period in which such repurchase occurs. For purposes of determining the Purchase Price of any Contract, the Principal Balance thereof will not be reduced to zero as a result of its classification as a Defaulted Contract.

     Rating Agency: Each of Moody's Investors Service, Standard & Poor's Ratings
     -------------
Group, a division of McGraw-Hill, Inc., and Fitch Investors Service, L.P.

     Recoveries:  With respect to a Contract, all Insurance Proceeds and
     ----------
Liquidation Proceeds, excluding (i) proceeds to be applied to the restoration or repair of the related Financed Vehicle or released to the related Obligor in accordance with the Servicer's normal servicing procedures (which shall be JAC's Credit and Collection Policy, if JAC is the Servicer), and (ii) proceeds to be retained by such Servicer for reimbursement of Liquidation Expenses or Insured Expenses pursuant to Section 3.08.

     Registrar of Titles:   The agency, department or office having the
     -------------------
responsibility for maintaining records of titles to motor vehicles and issuing documents evidencing such titles in the jurisdiction in which a particular Financed Vehicle is registered.

     Re-Liening Expenses:  Any documented expenses reasonably incurred by the
     -------------------
Trustee or the Servicer in connection with the taking, or causing to be taken, of actions pursuant to Section 3.17.

     Re-Liening Trigger:  Any of the following events:
     ------------------

          (i) Tangible Net Worth is less than $70 million plus 85% of Cumulative After Tax Net Income (without reduction for any net loss) in any fiscal quarter of JAC, commencing with the fiscal quarter beginning July 1, 1996.

          (ii) Interest Coverage Ratio is less than 1.5 in any three consecutive fiscal quarters of JAC, or less than 1.0 in any fiscal quarter of JAC, commencing with the fiscal quarter beginning July 1, 1996.

          (iii) One or more courts of competent jurisdiction have issued final, non-appealable orders to the effect that the Trustee is not the secured party with respect to Financed Vehicles relating to Contracts for which the aggregate of the Principal Balances (each computed as of the date of purchase thereof by JAC from a Dealer) equals or exceeds 5.0% of the aggregate of the Principal Balances of such Contracts as of their respective Cutoff Dates.

          (iv) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of JAC, the Servicer, or the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of JAC, the Servicer, or the Issuer or of any substantial part of its respective property or ordering the winding up or liquidation of the affairs of JAC, the Servicer, or the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days.

          (v) The commencement by JAC, the Servicer, or the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by JAC, the Servicer or the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of JAC, the Servicer, or the Issuer or of any substantial part of its respective property or the making by JAC, the Servicer, or the Issuer of an assignment for the benefit of creditors or the failure by JAC, the Servicer, or the Issuer generally to pay its respective debts as such debts become due or the taking of any action by JAC, the Servicer, or the Issuer in furtherance of any of the foregoing.

     Repossession: Any action taken or to be taken pursuant to the UCC or other
     ------------
applicable laws in connection with recovery on a Contract, including repossession of the related Financed Vehicle with or without judicial proceedings, sale of such Financed Vehicle at public or private sale, retention of such Financed Vehicle in satisfaction of the Obligor's obligations under such Defaulted Contract, or a levy on and sheriff's sale of the related Financed Vehicle in enforcement of a judgment on such Contract or by voluntary surrender or otherwise.

     Reserve Fund: The trust account established and maintained by the Trustee
     ------------
with respect to the Series 1996B Notes pursuant to Section 8.04 of the Indenture and Section 4 of the Series Supplement.

     Schedule of Representations:  The Schedule of representations and
     ---------------------------
warranties attached hereto as Schedule A, consisting of Subschedules A-1 and
A-2.                                                                 ---
- ---
     Scheduled Payment:  With respect to a Contract, the periodic payment set
     -----------------
forth in such Contract due from the Obligor on each related Due Date, and the amount due on the final Due Date for such Contract.

     Series Contract Schedule:  The list of Contracts attached to the Series
     ------------------------
Supplement, as amended by each Subsequent Transfer Agreement.

     Series 1996B Notes:  The Issuer's Automobile Loan-Backed Notes, Series
     ------------------
1996B, including the Class A Notes and the Class B Notes.

     Series Supplement:  That certain Series 1996B Supplement to the Indenture,
     -----------------
dated as of the Closing Date, between the Issuer and the Trustee.

     Servicer:  Jayhawk Acceptance Corporation, in its capacity as servicer
     --------
under this Agreement, and all successors thereto in accordance with the terms hereof.

     Servicer Fee:  With respect to a Payment Date, an amount equal to one-
     ------------
twelfth of the product of (i) 3% and (ii) the sum of (A) the Aggregate Contract Principal Balance as of the second preceding Accounting Date (after reduction by the principal portion of payments received and applied during the Monthly Period in which such second preceding Accounting Date occurs) and (B) the aggregate of the amounts, computed with respect to each Subsequent Contract contributed to the Issuer by JAC during the related Monthly Period, equal to (x) the Principal Balance of such Subsequent Contract as of the date of the related Subsequent Cutoff Date multiplied by (y) a fraction, the numerator of which is the number of days from the related Subsequent Transfer Date to the end of such Monthly Period (assuming each such Monthly Period consists of 30 days) and the denominator of which is 30; provided, however, that with respect to the first Payment Date, the Servicer Fee will be an amount equal to 1/12th of the product of (i) 3% and (ii) the sum of the Aggregate Contract Principal Balance as of the Closing Date.

     Servicer's Certificate:  A certificate of the Servicer substantially in the
     ----------------------
form of Exhibit A; provided, however, that the portion of the Servicer's
        ---------
Certificate consisting of backup calculations (as noted in the form attached hereto as Exhibit A) shall not be deemed to be a part of the Servicer's
          ---------
Certificate for purposes of Section 8.07(a) of the Indenture (that is, such backup calculations shall not be furnished to Noteholders pursuant to such
Section 8.07(a)).

     Servicing Officer:  Each of the persons listed on a certificate of the
     -----------------
Servicer from time to time delivered by the Servicer to the Issuer, the Custodian, the Note Insurer, the Trustee, and the Backup Servicer.

     Specified Items:  With respect to a Servicer's Certificate, the items
     ---------------
therein indicated by a double asterisk in the form of Servicer's Certificate attached hereto as Exhibit A.
                   ---------

     Stated Maturity:  The Payment Date occurring in March 2000.
     ---------------

     Subsequent Contract:  A Contract that, pursuant to a Subsequent Transfer
     -------------------
Agreement, is (i) contributed to the capital of, conveyed, and assigned by JAC to the Issuer and (ii) Granted (as such term is defined in the Indenture) to the Trustee by the Issuer to become part of the Trust Estate.

     Subsequent Cutoff Date: With respect to a Subsequent Contract, the date
     ----------------------
specified as such in the related Subsequent Transfer Agreement.

     Subsequent Other Contributed Property:  With respect to the Subsequent
     -------------------------------------
Contracts contributed by JAC to the Issuer on a Subsequent Transfer Date, as defined in the related Subsequent Transfer Agreement.

     Subsequent Transfer Agreement:  An agreement, substantially in the form
     -----------------------------
attached hereto as Exhibit E, pursuant to which any Subsequent Contracts are (i)
                   ---------
contributed to the capital of, conveyed, and assigned by JAC to the Issuer and
(ii) Granted (as such term is defined in the Indenture) to the Trustee by the Issuer to become part of the Trust Estate.

     Subsequent Transfer Date:  With respect to a Subsequent Contract, as
     ------------------------
specified in the applicable Subsequent Transfer Agreement, the date on which, pursuant to such Subsequent Transfer Agreement, such Subsequent Contract is (i) contributed to the capital of, conveyed, and assigned by JAC to the Issuer and
(ii) Granted (as such term is defined in the Indenture) to the Trustee by the Issuer to become part of the Trust Estate; provided, however, that (a) in any calendar month there shall not be more than two Subsequent Transfer Dates and
(b) no Subsequent Transfer Date may occur within ten Business Days of any other Subsequent Transfer Date.

     Subsequent Warehouse Loan Payment:  With respect to the Subsequent
     ---------------------------------
Contracts and related Subsequent Other Contributed Property contributed by JAC to the Issuer on a given Subsequent Transfer Date, the amount required to be paid to the Warehouse Lender on such Subsequent Transfer Date to release the Warehouse Lien on such Subsequent Contracts and such related Subsequent Other Contributed Property.

     Subservicer:  Any Person that is subservicing a Contract pursuant to a
     -----------
Subservicing Agreement pursuant to Section 3.02.

     Subservicing Agreement: The written contract between the Servicer and any
     ----------------------
Subservicer relating to the servicing and/or administration of certain Contracts as provided in Section 3.02.

     Tangible Net Worth:  The excess of:
     ------------------

          (a) the tangible assets of JAC and its consolidated subsidiaries, which, in accordance with GAAP, are tangible assets, after deducting adequate reserves in each case where, in accordance with generally accepted accounting principles, a reserve is proper over

          (b)  all indebtedness of JAC;

provided, however, that (i) in no event shall there be included as such tangible assets patents, trademarks, trade names, copyrights, licenses, good will, organization costs, advances, or loans to, or receivables from, directors, officers, employees, or affiliates, prepaid or intangible assets, amounts relating to covenants not to compete, pension assets, deferred charges, or treasury stock or any securities of JAC or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities, (ii) securities included as such tangible assets shall be taken into account at their current market price or cost, whichever is lower, and (iii) any write-up in the book value of any assets shall not be taken into account.

     Terminated Contract:  A Contract which, pursuant to Section 3.06(d), the
     -------------------
Servicer permits to be terminated prior to its payment in full.

     Title Documents:   With respect to any Contract and the related Financed
     ---------------
Vehicle, the actual motor vehicle title or certificate of title for such Financed Vehicle issued by the Registrar of Titles or other government agency in the jurisdiction in which such Financed Vehicle is registered; alternatively, in those certain jurisdictions whose law requires or contemplates that the original of the actual motor vehicle title or certificate of title be possessed by the Obligor, then, in lieu of the actual title or certificate of title, "Title Document" shall mean such duplicate titles, certificates or other documents as are permitted, required and/or contemplated to be possessed by the secured party under the laws of such jurisdiction.

     Transition Costs:  Any documented expenses reasonably incurred by a
     ----------------
successor Servicer, the Trustee, or the Backup Servicer in connection with a transfer of servicing from the Servicer to such successor Servicer pursuant to
Section 5.02, not to exceed $50,000.

     Trustee:  Norwest Bank Minnesota, National Association as trustee, and all
     -------
successors thereto with respect to the Series 1996B Notes in accordance with the terms of the Indenture.

     Trust Estate:  As defined with respect to the Series 1996B Notes in the
     ------------
Indenture, as supplemented by the Series Supplement.

     Unearned Finance Charge:  With respect to any Contract, the amount of the
     -----------------------
add-on finance charge that, under the terms of such Contract, would be required to be refunded or credited to the related Obligor in accordance with such Contract if such Contract were then prepaid in full.

     UCC: The Uniform Commercial Code as in effect in the relevant jurisdiction.
     ---

     Warehouse Lender:  Fleet Capital Corporation, a Connecticut corporation.
     ----------------

     Warehouse Lender Consent:  With respect to the Contracts and the Other
     ------------------------
Contributed Property contributed to the Issuer by JAC on a given Contribution Date, a consent and acknowledgment executed by the Warehouse Lender pursuant to which the Warehouse Lender releases (or agrees to release upon receipt of a specified amount) the Warehouse Lien with respect to such Contracts to the extent such lien is applicable thereto; provided, however, that if such consent and acknowledgment consists of an agreement to release the Warehouse Lien upon receipt of a specified amount, the Warehouse Lender Consent shall also include a document evidencing receipt of such amount by the Warehouse Lender.

     Warehouse Lien:  The Lien created in favor of the Warehouse Lender pursuant
     --------------
to the Warehouse Loan Agreement.

     Warehouse Loan Agreement:  That certain Loan and Security Agreement dated
     ------------------------
the 4th day of April, 1995, as amended, by and between the Warehouse Lender, as lender, and Jayhawk Acceptance Corporation, a Texas corporation, as borrower.

      SECTION 1.02  CERTAIN MATTERS REGARDING PAYMENTS ON CONTRACTS.

     (a) With respect to each Contract, for purposes of determining the amount of the Unearned Finance Charge with respect to a Contract for which a principal prepayment in full has been made by the related Obligor, the allocation of a payment on a Contract between principal and interest shall be made based upon the terms of the related Contract.

     (b) With respect to each Contract that provides, as allowed by applicable state law, that in computing the amount of add-on interest earned on such Contract for purposes of determining the amount due thereon upon a principal prepayment in full, upon origination an acquisition cost in an amount specified in such Contract (such amount being referred to in this paragraph as the "Acquisition Cost" with respect to such Contract) is considered earned by the originator and owed by the related Obligor, such Acquisition Cost shall be treated as a principal payment on such Contract for all purposes of this Agreement.

      SECTION 1.03 NO RECOURSE. No recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer, or director, as such, of JAC, the Servicer, the Trustee, the Backup Servicer or the Issuer or of any predecessor or successor of JAC, the Servicer, the Trustee, the Backup Servicer or the Issuer.

      SECTION 1.04 MATERIAL ADVERSE EFFECT. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Issuer or the Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the insurance provided by the Note Insurance Policy.

                                  ARTICLE II

           CONTRIBUTION OF CONTRACTS AND OTHER CONTRIBUTED PROPERTY; CUSTODY OF CONTRACTS; REPRESENTATIONS AND WARRANTIES OF JAC

     SECTION 2.01  CONTRIBUTION OF CONTRACTS AND OTHER CONTRIBUTED PROPERTY.

     (a) Effective as of the Closing Date and simultaneously with the transactions to be consummated on the Closing Date pursuant to the Indenture and the Series Supplement, JAC does hereby contribute to the capital of, convey to, and assign to the Issuer without recourse (except as otherwise specifically provided in this Agreement), and does hereby grant to the Issuer all the right, title and interest of JAC in and to the following and any and all benefits accruing to JAC from (but none of the obligations of JAC under): (i) the Initial Contracts; (ii) all rights with respect to the Initial Contracts (including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Initial Contract, and all rights with respect to any agreement or arrangement with the vendors, Dealers, or manufacturers of the Financed Vehicles to the extent specifically related to any Initial Contract, including, without limitation, the related Dealer Agreements and each Dealer Agreement Addendum related thereto);
(iii) all payments on or with respect to the Initial Contracts received on or after the Initial Cutoff Date, including without limitation, Insurance Proceeds and Liquidation Proceeds; (iv) the security interests created by the Initial Contracts in the related Financed Vehicles and in any other collateral securing such Initial Contracts; (v) the original Initial Contracts, the Title Documents, applications for Title Documents relating to the related Financed Vehicles, and the Contract Files relating to the Initial Contracts; (vi) all rights of JAC under each Extended Service Agreement with respect to the Initial Contracts and the related Financed Vehicles; (vii) all rights of JAC under the Administrative Services Agreement with respect to the Extended Service Agreements applicable to the Initial Contracts and the related Financed Vehicles; and (viii) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing), in each case whether now owned or hereafter acquired. The items described in clauses (ii) - (viii) of the preceding sentence are referred to herein as the "Initial Other Contributed Property."

     (b) JAC and the Issuer intend that each contribution, conveyance, and assignment of Contracts and Other Contributed Property by JAC to the Issuer, pursuant to Section 2.01(a) or pursuant to a Subsequent Transfer Agreement be a contribution, conveyance, and assignment, free and clear of all liens (other than the Warehouse Lien, if and to the extent applicable to such assets), rather than a financing and it is intended that the property of the Issuer shall not be a part of JAC's estate in the event of a filing of a bankruptcy petition by or against JAC under any bankruptcy or similar law.

     (c) On or prior to the Closing Date, JAC shall record and file, at its own expense, a UCC-1 financing statement or statements as appropriate under the applicable UCC, executed by JAC, as debtor, and naming the Issuer, as purchaser or secured party, describing the Contracts and the Other Contributed Property as collateral, meeting the requirements of the laws of each applicable jurisdiction and in such manner as is necessary to perfect the contribution, conveyance and assignment (to the extent such may be perfected by such filing) of such Contracts and Other Contributed Property to the Issuer. JAC shall deliver a file-stamped copy, or other evidence satisfactory to the Issuer of such filing, to the Issuer on or prior to the Closing Date.

     (d)  On or prior to the Closing Date, with respect to the Initial
Contracts and the Initial Other Contributed Property contributed to the capital of the Issuer on such date, and on or prior to each Subsequent Transfer Date, with respect to the Subsequent Contracts and the related Subsequent Other Contributed Property contributed to the capital of the Issuer on such Subsequent Transfer Date, JAC or the Issuer shall (i) obtain release of all security interests or similar rights of any Person (other than the Issuer and the Trustee) in the applicable Contracts and Other Contributed Property, including without limitation, the Warehouse Lien and (ii) cause to be recorded and filed, at its own expense, UCC termination statements and UCC amendment statements as appropriate under the applicable UCC, meeting the requirements of the laws of each applicable jurisdiction and in such manner as is necessary to evidence each such release. JAC shall deliver a file-stamped copy, or other evidence satisfactory to the Issuer of each such filing made by it, as applicable, to the Issuer on or prior to the Closing Date and each Subsequent Transfer Date.

     (e) On the Closing Date, JAC shall deposit or cause to be deposited in the Collection Account the Collection Account Deposit with respect to the Closing Date. Within two Business Days after the Closing Date, the Servicer and JAC shall deliver to the Trustee, for deposit into the Collection Account, all other payments (including all Recoveries) on or with respect to the Initial Contracts received on or after the Initial Cutoff Date and before the Closing Date; provided, however, that if the Servicer receives any amount and the Servicer does not receive with such amount, or otherwise have, sufficient information to verify that such amount relates to an Initial Contract, the Issuer will deposit such amount in the Collection Account no later than the second Business Day after the Servicer verifies that such amount relates to an Initial Contract.

     (f) With respect to the Initial Contracts, it is acknowledged and agreed that the Issuer is taking such Initial Contracts and the Initial Other Contributed Property subject to the Warehouse Lien, if and to the extent applicable to such assets; provided, however, that upon payment of the Initial Warehouse Loan Payment to the Warehouse Lender, such Initial Contracts and Initial Other Contributed Assets shall be released from the Warehouse Lien. The Issuer shall, simultaneously with the pledge of such assets to the Trustee on the Closing Date, pay the Initial Warehouse Loan Payment to the Warehouse Lender and obtain the Warehouse Lender Consent with respect to such assets.

     (g) JAC, the Issuer, and the Trustee may from time to time enter into Subsequent Transfer Agreements, subject to the requirements and conditions set forth in Section 6 of the Series Supplement. With respect to the Subsequent Contracts contributed by JAC to the Issuer on a given Subsequent Transfer Date, it is acknowledged and agreed that the Issuer may take such Subsequent Contracts and the related Subsequent Other Contributed Property subject to the Warehouse Lien, if and to the extent applicable to such assets, provided, however, that upon payment of the related Subsequent Warehouse Loan Payment to the Warehouse Lender, such Subsequent Contracts and related Subsequent Other Contributed Property shall be released from the Warehouse Lien. The Issuer shall, simultaneously with the pledge of such assets to the Trustee on the related Subsequent

Transfer Date, pay the related Subsequent Warehouse Loan Payment to the Warehouse Lender and obtain a Warehouse Lender Consent with respect to such assets. On each Subsequent Transfer Date on which Subsequent Contracts are contributed by JAC to the Issuer, JAC shall deposit in the Collection Account the Collection Account Deposit with respect to such Subsequent Transfer Date. Within two Business Days after such Subsequent Transfer Date, the Servicer and JAC shall deliver to the Trustee, for deposit into the Collection Account, all other payments on or with respect to the related Subsequent Contracts received on or after the related Subsequent Cutoff Date and on or before such Subsequent Transfer Date; provided, however, that if the Servicer receives any amount and the Servicer does not receive with such amount, or otherwise have, sufficient information to verify that such amount relates to a Subsequent Contract, the Issuer will deposit such amount in the Collection Account no later than the second Business Day after the Servicer verifies that such amount relates to a Subsequent Contract.

     (h) On the Closing Date, JAC shall cause the FFG Policy to be endorsed pursuant to an endorsement thereto in the form attached hereto as Exhibit G.
- ---------

     SECTION 2.02  CUSTODY AND DELIVERY OF CONTRACT FILES; ASSIGNMENTS.

     (a) In connection with the contribution of the Contracts and the Other Contributed Property to the capital of the Issuer pursuant to this Agreement and simultaneously with the execution and delivery of this Agreement and the Series 1996B Supplement, JAC, the Servicer, the Issuer, and the Trustee shall enter into the Custodian Agreement with the Custodian pursuant to which the Issuer and the Trustee shall revocably appoint the Custodian to act as the agent of the Trustee as custodian of the Contract Files, which, with respect to the Initial Contracts, shall be delivered by JAC to the Custodian on the Closing Date, and which, with respect to the Subsequent Contracts contributed to the capital of the Issuer on a given Subsequent Transfer Date, shall be delivered by JAC to the Custodian on such Subsequent Transfer Date. The Trustee shall have no liability to any Person for any act or omission of the Custodian. On each date that Contract Files are delivered to the Custodian as provided in this Section, if any Title Documents or UCC financing statements with respect to the related Financed Vehicles are not included in such Contract Files because they have not been returned from the applicable public records office, JAC shall deliver to the Issuer and the Trustee an Officer's Certificate of JAC stating that the original of such Title Document has been applied for at, or the original of such UCC financing statement was delivered to, such public office and shows JAC as the lienholder or secured party and that JAC will deliver such original Title Document or a copy of such UCC financing statement to the Custodian promptly after they have been returned from such office. On each Determination Date, the Servicer shall deliver to the Issuer, the Note Insurer, and the Trustee a report setting forth the status, as of the end of the preceding month, of each Title Document and UCC financing statement that was not included in such Contract Files.

     (b) The Servicer shall be permitted to obtain Contract Files from the Custodian as provided in the Custodian Agreement.

     (c) On the Closing Date, with respect to the Initial Contracts, and on each Subsequent Transfer Date, with respect to the applicable Subsequent Contracts, JAC shall deliver to the Trustee the Assignment of each applicable Contract made by JAC to the Issuer.

     SECTION 2.03  REPRESENTATIONS, WARRANTIES, AND COVENANTS OF JAC.

     (a) JAC hereby represents, warrants, and covenants to the Issuer, the Trustee, the Note Insurer, the Backup Servicer, and the Servicer (if JAC is not the Servicer) that, as of the Closing Date (or, in the case of the representations set forth in (xi) and (xii) below, as of the applicable dates specified therein):

          (i) JAC is a Texas corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all licenses necessary to carry on its business as now being conducted; JAC has the full power and authority to own its property, to carry on its business as presently conducted, and to execute, deliver and perform this Agreement and each Dealer Agreement; the execution, delivery and performance of this Agreement and each Dealer Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by JAC and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized; this Agreement and each Dealer Agreement evidences the valid, binding and enforceable obligation of JAC (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law); and all requisite corporate action has been taken by JAC to make this Agreement and each Dealer Agreement valid and binding upon, and enforceable against, JAC (subject to the preceding clause).

          (ii) Other than the Warehouse Lender Consent, JAC is not required to obtain the consent of any other party or obtain the consent, license, approval or authorization of, or make any registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Dealer Agreement.

          (iii) The consummation of the transactions contemplated by this Agreement and the Dealer Agreements will not result in the breach of any term or provision of the charter or by-laws of JAC or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other instrument to which JAC or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which JAC or its property or the Contracts are subject.

          (iv) Neither this Agreement nor any statement, report or other document furnished or to be furnished on the Closing Date pursuant to this Agreement or in connection with the transaction contemplated hereby, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading, in light of the circumstances under which they were made; and no statement, report or other document to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby will, when furnished, contain any untrue statement of a material fact.

          (v) Neither JAC nor any of its subsidiaries or affiliates is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or may in the future materially and adversely affect, the ability of JAC to perform its obligations under this Agreement or any Dealer Agreement.

          (vi) There are no actions, suits or proceedings pending or, to the knowledge of JAC, threatened against JAC, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement or any Dealer Agreement, which will, if determined adversely to JAC, affect the validity or enforceability hereof or thereof or materially and adversely affect JAC's ability to perform its obligations under this Agreement or any Dealer Agreement.

          (vii) JAC has obtained or made all necessary consents, approvals, waivers and notifications of creditors, lessors and other non-governmental persons, in each case, in connection with the execution and delivery of this Agreement and each Dealer Agreement, and the consummation of all the transactions herein and therein contemplated (subject to the requirement to obtain Warehouse Lender Consents as provided herein).

          (viii) JAC has not taken and will not take any action to impair the rights of the Issuer, the Trustee, or the Note Insurer in any Contract or any Other Contributed Property, except to the extent allowed by this Agreement or required by law.

          (ix) JAC is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (x) JAC's principal place of business and chief executive office are located at Two Galleria Tower, 13455 Noel Road, Suite 1800, Dallas, Texas 75240. JAC's legal name is Jayhawk Acceptance Corporation, and it has not had any other legal name.

          (xi) The representations and warranties with respect to (A) each Contract, as set forth on Subschedule A-1 of the Schedule of
                               ---------------
     Representations, and (B) each Contract with respect to which the related Financed Vehicle is covered by an Extended Service Agreement, as set forth on Subschedule A-2 of the Schedule of Representations, are in each case
        ---------------
     true and correct as of the related Contribution Date, or such other date as is specified in the applicable Subschedule of the Schedule of Representations.

          (xii) As of the Initial Cutoff Date, no more than 10% of the Initial Contracts were between 31 and 60 days past due, and as of the related Subsequent Cutoff Date, no more than 10% of the Subsequent Contracts contributed to the Issuer on a given Subsequent Transfer Date will be between 31 and 60 days past due, in each case with the remaining 90% of such Contracts to be 30 days or less past due. No more than 8% of the Initial Contracts (by principal balance) contributed to the Issuer by JAC on the Closing Date have an APR of less than 10%, and no more than 8% of any Subsequent Contracts (by principal balance) that will be contributed to the Issuer by JAC on a given Subsequent Transfer Date pursuant to a

     Subsequent Transfer Agreement will have an APR of less than 10%. As of the Closing Date, the aggregate of the Principal Balances of Initial Contracts from a single Dealer does not represent more than 1.5% of the Aggregate Contract Principal Balance as of the Closing Date, and as of each Subsequent Transfer Date, the aggregate of the Principal Balances of all Contracts from a single Dealer will not represent more than 1.5% of the Aggregate Contract Principal Balance as of the Subsequent Transfer Date except, in each case, with respect to those Dealers approved by the Note Insurer for a greater amount.

          (xiii) The contribution of the Contracts and the Other Contributed Property by JAC to the Issuer pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by JAC to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by JAC as due. In the event that the Issuer receives actual notice of any Transfer Taxes arising out of such contribution of the Contracts and the Other Contributed Property, on written demand by the Issuer, or upon JAC otherwise being given notice thereof, JAC shall pay, and otherwise indemnify and hold the Issuer, the Trustee and the Note Insurer, and the Noteholders harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the holders of the Series 1996B Notes, the Trustee, the
     Note Insurer and the Trust Estate shall have no obligation to pay such Transfer Taxes).

          (xiv) The Initial Contracts will consist of 16,369 Contracts, having an initial Aggregate Contract Principal Balance of approximately $72,928,150. As of the Initial Cutoff Date, the weighted average APR of the motor vehicle retail installment sale contracts intended to be contributed to the Issuer as of the date of the Private Placement Memorandum was approximately 18.34%, and the weighted average remaining scheduled term to maturity on such contracts was approximately 25.3 months. The final scheduled payment date on the Initial Contract with the latest maturity is July 31, 1999.

     JAC acknowledges that the Issuer, in accepting the Contracts and the Other Contributed Property and in executing and delivering the Series 1996B Notes, the
Note Insurer, in issuing the Note Insurance Policy with respect to the Class A Notes, the Trustee, in authenticating the Series 1996B Notes, and the Backup Servicer, in executing this Agreement, will rely on the foregoing representations, warranties, and covenants of JAC and each of the other representations, warranties and covenants of JAC contained herein. All such representations, warranties and covenants shall survive each contribution of the Contracts and the related Other Contributed Property to the capital of the Issuer.

     (b) Upon discovery by JAC, the Issuer, the Servicer, the Note Insurer, the Trustee, or the Backup Servicer of a breach of any of the representations and warranties set forth in Section 2.03(a), the party discovering such breach shall give prompt written notice thereof to the other parties. In addition, with respect to any Contract in respect of which the related Title Document or UCC financing statement had not been returned from the applicable public records office as of the related Contribution Date, if the original of such Title Document or a copy of such UCC financing statement has not been received by the Servicer and delivered to the Custodian within 180 days after such Contribution Date, the Servicer shall give JAC (if JAC is not the Servicer), the Trustee, the Issuer, and the Note Insurer notice of such fact. No later than ninety (90) days after the date JAC discovered or was notified of a breach of any of its representations and warranties set forth in Section 2.03(a), JAC shall either (i) correct or cure such breach or
(ii) purchase such Contract from the Issuer at the Purchase Price; provided, however, the Controlling Party may waive any such breach. No later than ten
(10) days after the date JAC discovered or was notified that it failed to deliver a Title Document or UCC financing statement within the requisite time period, JAC shall either (i) deliver such Title Document or UCC financing statement or (ii) purchase such Contract from the Issuer at the Purchase Price; provided, however, the Controlling Party may waive any such failure.

     The Purchase Price for the purchased Contract shall be paid by JAC to the Trustee for deposit in the Collection Account and upon receipt of the Purchase Price, the Servicer shall cause the Custodian to release to JAC the related Contract File and the Issuer and the Trustee shall execute and deliver such instruments of transfer, assignment, and release in each case without recourse, as shall be necessary to vest in JAC or its designee any Contract so purchased. It is understood and agreed that the obligation of JAC to purchase any Contract as to which such a breach (or failure to deliver a Title Document or UCC financing statement within the required period) has occurred and is continuing as described above shall constitute the sole remedy against JAC respecting such breach available to the Issuer, the Servicer, the Note Insurer, the Noteholders, the Trustee, and the Backup Servicer; provided, however, that JAC shall indemnify the Issuer, the Servicer, the Note Insurer, the Noteholders, the Trustee, and the Backup Servicer against all costs, expenses, losses, damages, claims, and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach or such failure.

     SECTION 2.04  PROTECTION OF RIGHT, TITLE AND INTEREST.

     (a) JAC shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Issuer in and to the Contracts and the Other Contributed Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve, protect, and perfect the right, title and interest of the Issuer in the Contracts and the Other Contributed Property. JAC shall deliver to the Issuer (with copies to the Trustee and the Note Insurer) file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Issuer shall cooperate fully with JAC in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 2.04(a). In the event JAC fails to perform its obligations under this Section 2.04(a), and such failure is known to the Issuer or the Trustee, the Issuer or the Trustee, as applicable, may do so at the expense of JAC.

     (b) At least 10 days prior to the date JAC makes any change in its name, identity, corporate structure, or location of its chief executive office, JAC shall give the Servicer (if JAC is not the Servicer), the Trustee, the Issuer, and (for so long as the Note Insurer is the Controlling Party) the Note Insurer written notice thereof if, as a result of such change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement to maintain perfection of the contribution, conveyance, and assignment of the Contracts and the Other Contributed Property to the Issuer pursuant to the UCC-1 financing statements on file prior to such change, and JAC shall, no later than five days after the effective date of such change, file any such amendment or new financing statement. Promptly after taking the foregoing actions, JAC shall deliver to the Servicer (if JAC is not the Servicer), the Trustee, the Issuer, and (for so long as the Note Insurer is the Controlling Party) the Note Insurer, an Opinion of Counsel either (i) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to maintain the perfection of the contribution, conveyance, and assignment of the Contracts and the Other Contributed Property to the Issuer pursuant to the UCC-1 financing statements on file prior to such change, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such perfection.
During the term of the Indenture, JAC shall maintain its chief executive office within the United States of America.

     (c) JAC shall maintain its computer systems so that, from and after the time of the contribution to the capital of the Issuer of the Contracts hereunder, JAC's master computer records (including any back-up archives) that refer to a Contract shall indicate clearly the interest of the Issuer in such Contract and that such Contract is owned by the Issuer. Indication of the Issuer's ownership of a Contract shall be deleted from or modified on JAC's computer systems when, and only when, the Contract shall have been paid in full, repurchased or liquidated.

     (d) If at any time JAC shall propose to sell, grant a security interest in, or otherwise transfer any interest in any motor vehicle retail installment sale contract (other than the Contracts) to any prospective purchaser, lender, or other transferee, JAC shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that such Contract has been contributed to the capital of, and is owned by, the Issuer, unless such Contract has been paid in full, repurchased or liquidated.

     SECTION 2.05  RESTRICTIONS ON LIENS.  After the Closing Date, JAC shall not
(i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Contracts except for the Lien in favor of the Trustee for the benefit of the Noteholders and the Note Insurer, and the restrictions on transferability of the Contracts imposed by this Agreement or
(ii) sign or file under the UCC of any jurisdiction any financing statement which names JAC or the Issuer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Contracts, except in each case any such instrument solely protecting the rights of the Issuer, and preserving the Lien of the Trustee for the benefit of the Noteholders and the Note Insurer. JAC shall defend the right, title and interest of the Issuer in, to and under the Contracts against all claims of third parties claiming through or under JAC or any Dealer.

     SECTION 2.06 CONTRIBUTION. JAC agrees to treat the contribution, conveyance, and assignment pursuant to Section 2.01(a) as a contribution to the capital of the Issuer for all purposes (including without limitation tax and financial accounting purposes) on all relevant books, records, tax returns, financial statements and other applicable documents. On and after the Closing Date, the Issuer shall own the Contracts and the Other Contributed Property and JAC shall take no action inconsistent with such ownership and shall not claim any ownership interest in any such Contracts or Other Contributed Property.

     SECTION 2.07 ACCESS TO RECORDS. JAC shall permit the Issuer, the Note Insurer, the Trustee, the Backup Servicer and their respective agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from JAC's records regarding any Contract.

     SECTION 2.08 COSTS AND EXPENSES. JAC agrees to pay all reasonable costs and disbursements in connection with the performance of its obligations hereunder.


                                  ARTICLE III

                   ADMINISTRATION AND SERVICING OF CONTRACTS

     SECTION 3.01  DUTIES OF THE SERVICER.

     (a) The Servicer shall service, manage, administer, and make collections on the Contracts on behalf of the Issuer and shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection therewith which are consistent with this Agreement. The Servicer shall service and administer the Contracts by employing such procedures (including collection procedures) and degree of care, in each case consistent with prudent industry standards, as are customarily employed by the Servicer in servicing and administering motor vehicle retail installment sales contracts and notes owned or serviced by the Servicer comparable to the Contracts. In performing such duties, so long as JAC is the Servicer (i) JAC shall comply with JAC's Credit and Collection Policy, and (ii) JAC shall not make any material amendment to JAC's Credit and Collection Policy without the prior written consent of the Controlling Party. Payments by or on behalf of Obligors shall be allocated by the Servicer to Scheduled Payments, late fees, other charges, and principal and interest in accordance with the terms of the Contracts and the Servicer's normal servicing practices and procedures (which shall be JAC's Credit and Collection Policies if JAC is the Servicer). The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors or to such other Persons as may be required in connection with servicing the Contracts, monitoring the collateral, accounting for collections and furnishing statements to the Issuer, the Trustee, and the Note Insurer as provided herein and performing the other duties specified herein. The Servicer shall also (i) perform all obligations of JAC under the Contracts and (ii) administer and enforce all rights of the Issuer under the Dealer Agreements, including but not limited to the right to require Dealers to repurchase Contracts for breaches of representations and warranties made by the Dealers.

     (b) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Contract or consent to the postponement of strict compliance with any such term or in any manner, grant indulgence to any Obligor if, in the Servicer's sole determination, which shall be conclusive and binding, such waiver, modification, postponement or indulgence is not materially adverse to the Noteholders or the Note Insurer; provided, however, that the Servicer may not permit any modification with respect to any Contract or waive any provision of any Contract that would change its APR, defer the payment of any principal or interest (except to the extent permitted by Section 3.06(b) or (c)), reduce the Principal Balance thereof (except for actual payments of principal), or extend (except to the extent permitted by Section 3.06(b) or (c)) the final maturity date on such Contract. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of the Issuer is hereby authorized and empowered by the Issuer when the Servicer believes it appropriate in its best judgment to execute and deliver, on behalf of the Issuer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Contracts and with respect to the Financed Vehicles. If any Contract contains a "due-on-sale" provision allowing the holder thereof to accelerate such Contract upon sale of the related Financed Vehicle, the Servicer shall take reasonable steps under the circumstances to enforce such due-on-sale provision if a Financed Vehicle is sold as soon as practicable after determining that such Financed Vehicle has been sold, provided, however, that the Servicer shall not be obligated to take any legal action to enforce such provision.

     (c) From time to time, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's and the Note Insurer's interests in the Trust Estate against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements. In particular, promptly after receiving notice from the Issuer pursuant to Section 2.13(b) of the Indenture of a change in the Issuer's name, identity, structure, or location of the Issuer's chief executive office, the Servicer shall file such amendments to financing statements and new financing statements as are required by Section 2.13(b) of the Indenture. The Servicer shall pay all reasonable costs and disbursements in connection with taking or causing to be taken such actions.

     (d) The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer (provided the Servicer has obtained the Issuer's consent, which consent shall not be unreasonably withheld), a legal proceeding to enforce a Contract pursuant to Section 3.08 or to commence or participate in any other legal proceeding relating to or involving a Contract, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Issuer shall thereupon be deemed to have automatically assigned such Contract to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Issuer to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding.

     (e) On the Closing Date, the Servicer shall deliver to the Trustee a list of Servicing Officers of the Servicer involved in, or responsible for, the administration and servicing of the Contracts, which list shall from time to time be updated by the Servicer on request of the Issuer or the Trustee.

     (f) The Servicer may take such actions as are necessary to discharge its duties as Servicer in accordance with this Agreement, including the power to execute and deliver on behalf of the Issuer such instruments and documents as may be customary, necessary or desirable in connection with the performance of the Servicer's duties under this Agreement (including consents, waivers and discharges consistent with the terms of this Agreement and relating to the Contracts and the

Financed Vehicles, and such instruments or documents as may be necessary to effect foreclosure or other conversion of the ownership of any Financed Vehicle). In furtherance thereof, the Issuer hereby irrevocably appoints the Servicer as its attorney-in-fact, such appointment being coupled with an interest, to execute on its behalf such documents or instruments as are necessary to effect the Repossession of Financed Vehicles, to cause the Custodian to deliver applicable Contract Files to JAC or the Servicer upon repurchase of a Contract under this Agreement, and to cause the Custodian to deliver applicable Contract Files upon liquidation or final payment of a Contract. The Issuer, upon receipt of an Officer's Certificate of the Servicer requesting the same and certifying as to the reasons such documents are required, shall furnish the Servicer with any other powers of attorney or other documents necessary or appropriate which the Issuer may legally execute to enable the Servicer to carry out its servicing and administrative duties hereunder. Neither the Servicer nor any of its directors, officers, employees or agents will be under any liability to the Issuer, the Trustee or any Noteholder for the consequences of any delay resulting from having to obtain such documents from the Issuer, provided that the Servicer has furnished such
                                --------
certificate to the Issuer reasonably promptly after determining the necessity therefor in the particular instance.

     SECTION 3.02 SUBSERVICING AGREEMENTS BETWEEN SERVICER AND THE SUBSERVICERS. The Servicer or the Backup Servicer, if applicable, may enter into Subservicing Agreements with one or more Subservicers for the servicing and administration of certain of the Contracts; provided that the only servicing functions that may be performed by Subservicers are (i) repossessing Financed Vehicles and (ii) preparing Financed Vehicles for sale and representing JAC throughout the related vehicle auction process; provided, however, Norwest Bank Minnesota, National Association, if it becomes successor Servicer, may enter into Subservicing Agreements with respect to any servicing functions. References in this Agreement to actions taken or to be taken by the Servicer in servicing the Contracts include actions taken or to be taken by a Subservicer on behalf of the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Servicer and the Subservicer have agreed. The Servicer and a Subservicer may enter into amendments thereto; provided, however, that any such amendments shall be consistent with and not violate the provisions of this Agreement.

     SECTION 3.03 OBLIGATION OF THE SERVICER. Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated to the Issuer for the servicing of the Contracts in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing the Contracts. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     SECTION 3.04 NO CONTRACTUAL RELATIONSHIP BETWEEN A SUBSERVICER AND THE ISSUER, THE TRUSTEE, THE BACKUP SERVICER, OR THE NOTEHOLDERS. Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Contracts involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between a Subservicer and the Servicer alone and none of the Issuer, the Trustee, the Backup Servicer, or the Noteholders shall be deemed parties thereto or have any claims, rights, obligations, duties or liabilities with respect to a Subservicer except as set forth in Section 3.05.

     SECTION 3.05 ASSUMPTION OF SUBSERVICING AGREEMENT BY SUCCESSOR SERVICER. In the event the Servicer shall for any reason no longer be the servicer of the Contracts (including by reason of an Event of Termination), any successor to the Servicer pursuant to this Agreement may, in its sole discretion, thereupon assume all of the rights and obligations of the Servicer under one or more Subservicing Agreements that may have been entered into by giving notice of such assumption to the related Subservicer or Subservicers within ten (10) Business Days of the termination of the Servicer as servicer of the Contracts. Upon the giving of such notice, such successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer and the Subservicer, if any, shall not thereby be relieved of any accrued liability or obligations under the Subservicing Agreement and the Subservicer, if any, shall not be relieved of any liability or obligation to the Servicer that survives the assignment or termination of the Subservicing Agreement. The Servicer shall, upon request of a successor Servicer but at the expense of the Servicer, deliver to such successor Servicer all documents and records relating to the Subservicing Agreement and the Contracts then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to such successor Servicer.

     SECTION 3.06 COLLECTION OF CONTRACT PAYMENTS; MODIFICATION OF CONTRACTS; OBLIGOR -INITIATED TERMINATIONS OF CONTRACTS.

     (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Contracts as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable motor vehicle retail installment sales contracts that it services for itself and otherwise act with respect to the Contracts, the Dealer Agreements, the Insurance Policies and the Other Contributed Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Issuer with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Contract.

     (b) The Servicer may at any time agree to a modification or amendment of a Contract in order to (i) change the Due Date to a date within the Monthly Period in which such Due Date occurs or (ii) re-amortize such Contract following a partial prepayment of principal.

     (c) In addition to those modifications permitted by Section 3.06(b), the Servicer may modify a Contract to extend the payment period with respect to a Contract by granting an extension of up to 60 days; provided, however, such an extension may be granted only if (i) the extension, together with any payment to be made in connection with granting such extension, will bring the Contract current, (ii) the Obligor on the Contract has made at least three consecutive payments, (iii) the Obligor on the Contract has made at least six consecutive payments since any prior extension, (iv) the Servicer has determined to its satisfaction that the Obligor will have sufficient income to make the subsequent payments, (v) the Contract is not greater than 90 days past due at the time of the extension, (vi) the Obligor has not been granted more than one prior extension, and (vii) no more than 10% (by number of Contracts) of the total number of then outstanding Contracts included in the Contract Pool have been granted an extension. The Servicer may also modify a Contract by reducing the monthly payment and extending the payment period with respect to such Contract; provided, however, the monthly payment may be reduced only if (i) in the Servicer's judgment, an extension as provided in the preceding sentence is not a viable alternative, (ii) the Obligor on the Contract has made at least six consecutive payments, (iii) the reduced monthly payment is at least one-half the amount of the monthly payment prior to modification and the Obligor agrees that he or she can consistently meet the new payment terms,
(iv) the Obligor has not been granted a prior reduction in monthly payments, (v) the Contract is not greater than 90 days past due at the time of the modification, and (vi) no more than 5% (by number of Contracts) of the total number of then outstanding Contracts included in the Contract Pool are subject to reduced payment plans.

     With respect to any Contract that is so modified or extended, the Servicer
(i) may not reduce the related Principal Balance (except as a result of actual payments of principal) and (ii) must deposit cash into the Collection Account (to be applied as Available Funds pursuant to Section 3 of the Series Supplement), no later than two Business Days after the date such modification or extension is granted, in the amount of the total of the principal portions of any monthly payments scheduled to be collected pursuant to the modified or extended Contract on any date subsequent to the date that is three months prior to the Stated Maturity.

     (d) During the period from the Closing Date through January 25, 1997, the Servicer may, in its discretion and in accordance with its normal servicing procedures (which shall be JAC's Credit and Collection Policy if JAC is the Servicer), permit a Contract to be terminated, prior to its payment in full, and at the request of the related Obligor, subject to the satisfaction of any conditions imposed by the Servicer in connection with such termination; provided, however, that prior to permitting any such termination, the Servicer shall deposit in the Collection Account the Purchase Price with respect to such Contract.

     SECTION 3.07  THE COLLECTION ACCOUNT.

     (a) The Servicer shall deposit in the Collection Account, no later than the second Business Day following Servicer's receipt thereof, the following amounts received by it on or after the Closing Date, with respect to the Initial Contracts, and on or after the related Cutoff Date, with respect to any Subsequent Contracts: (i) all payments on each Contract; and (ii) all Recoveries; provided, however, that if the Servicer receives any amount and the Servicer does not receive with such amount, or otherwise have, sufficient information to verify that such amount relates to a Contract, the Servicer shall deposit such amount in the Collection Account no later than the second Business Day after the Servicer verifies that such amount relates to a Contract.

     (b) The Servicer agrees that it has no interest in any amounts collected by it on or with respect to the Contracts, or in any amounts on deposit in the Collection Account, except for amounts to be retained by the Servicer pursuant to this Agreement or to be paid to the Servicer as specifically provided in the Series Supplement. From time to time, upon request pursuant to an Officer's

Certificate of the Servicer, the Trustee shall withdraw from the Collection Account and pay to the Servicer amounts not required to be deposited in the Collection Account, but so deposited, due to error by the Servicer.

     (c) In those cases where a Subservicer is servicing Contracts pursuant to a Subservicing Agreement, the Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to deposit in the Collection Account, within two (2) Business Days of such Subservicer's receipt thereof, all collections received by such Subservicer or on in respect of the Contracts being subserviced by such Subservicer.

     (d) The Servicer shall keep and maintain a separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to Section 3(c), or Section 3(d), of the Series Supplement. The Servicer shall also keep and maintain a separate accounting, on a Contract by Contract basis, of reimbursements to it of Liquidated Expenses and Insurance Expenses pursuant to Section 3.08. The Servicer shall not be required to send monthly reports of such records to the Trustee.

     SECTION 3.08 REALIZATION UPON DEFAULTED CONTRACTS. In the event that a Contract becomes and continues to be in default, in accordance with the Servicer's customary servicing procedures (which shall be JAC's Credit and Collection Policy if JAC is the Servicer), the Servicer shall take all reasonable and lawful steps necessary for Repossession, provided, however, that the Servicer shall not be obligated to institute any action for Repossession through judicial proceedings unless it determines in its good faith judgment, which determination will be conclusive and binding, that Insurance Proceeds or Liquidation Proceeds that would be realized in connection therewith would be sufficient for the reimbursement in full of the related Liquidation Expenses and Insured Expenses. In connection with such Repossession, the Servicer shall follow such practices and procedures required by Section 3.01 and make advances of its own funds for any out-of-pocket expenses incurred. The Servicer shall be reimbursed for Liquidation Expenses and Insured Expenses with respect to a Contract by the retention thereof from the first Liquidation Proceeds or Insurance Proceeds received with respect to such Contract and shall deposit Recoveries with respect to such Contract in the Collection Account as provided in Section 3.07 (it being understood and agreed that Servicer shall continue to deposit all Recoveries with respect to such Contract, and with respect to terminated Contracts, in the Collection Account, notwithstanding that such Contract may have been released from the Lien of the Indenture, unless the Purchase Price for such Contract has been deposited in the Collection Account); provided, however, that the Servicer shall be entitled to be reimbursed for Liquidation Expenses and Insured Expenses with respect to a Contract solely from Liquidation Proceeds and Insurance Proceeds with respect to such Contract. The Servicer shall also be reimbursed for Liquidation Expenses and Insured Expenses as provided in clause (ii) of Section 3(d) of the Series Supplement.

     SECTION 3.09  SERVICING FEE AND OTHER COMPENSATION.

     (a) The Servicer, as compensation for its activities hereunder, shall be entitled to receive the Servicer Fee, payable as provided in the Series Supplement. The Backup Servicer, as compensation for its activities hereunder, shall be entitled to receive the Backup Servicer Fee, payable as provided in the Series Supplement.

     (b) The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of the fees and expenses of any Subservicer) and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.08. In no event shall the Backup Servicer be obligated or responsible for any such expenses incurred by it unless and until it becomes the successor Servicer.

     SECTION 3.10  SERVICER'S CERTIFICATE; RECONCILIATION OF BACKUP SERVICER.

     (a) Not later than 10:00 a.m. Central Time on each Determination Date, the Servicer shall deliver to the Issuer, the Trustee, the Backup Servicer, the Note Insurer and each Rating Agency a Servicer's Certificate with respect to such Determination Date.

     (b) On or before each Determination Date, the Servicer shall deliver to the Backup Servicer, and upon request of the Note Insurer, (for so long as the Note Insurer is the Controlling Party) to the Note Insurer, a computer tape or a diskette (or any other electronic transmission acceptable to the Backup Servicer), in a format acceptable to the Backup Servicer, containing the information with respect to the Contracts as of the preceding Accounting Date and for the preceding Monthly Period necessary for the calculation of the Specified Items included in the Servicer's Certificate to be delivered on such Determination Date. The Backup Servicer shall use such information to verify the calculation of such Specified Items included in the Servicer's Certificate delivered by the Servicer, and the Backup Servicer shall certify to the Controlling Party that it has verified the calculation of such Specified Items in accordance with this Section 3.10(b), or shall notify the Servicer and the Controlling Party of any discrepancies, in each case, on or before the second Business Day following the applicable Determination Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the earlier to occur of
(i) the time when a claim must be made by the Trustee under the Note Insurance Policy with respect to the next following Payment Date, if such a claim must be made as indicated on such Servicer's Certificate and (ii) the time when payments are to be made on such Payment Date pursuant to Section 3 of the Series Supplement, but in the absence of a reconciliation by such time, the Servicer's Certificate shall control for the purpose of calculations and payments with respect to such Payment Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the time specified above, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the third Business Day, but in no event later than the fifth calendar day, of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date.

     SECTION 3.11 ANNUAL CERTIFICATE AS TO COMPLIANCE. The Servicer will deliver to the Issuer, the Trustee, the Backup Servicer, the Note Insurer, and each Rating Agency, on or before November 30 of each year, beginning with November 30, 1996, an Officer's Certificate of the Servicer, stating that (i) a review of the activities of the Servicer under this Agreement during the one year period ending on the preceding October 31 (or in the case of the first such Officer's Certificate, during the period from the Closing Date through October 31, 1996) has been made under the applicable Servicing Officer's supervision, (ii) to such Servicing Officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature, and status thereof and (iii) to the best of such Servicing Officer's knowledge, each Subservicer has fulfilled its obligations under its Subservicing Agreement in all material respects, or if there has been a material default in the fulfillment of such obligations, specifying such default known to such employees and the nature and status thereof.

     SECTION 3.12 ANNUAL REPORT OF INDEPENDENT ACCOUNTANTS. The Servicer shall cause the Independent Accountants, who may also render other services to the Servicer or to JAC, to deliver to the Issuer, the Trustee, the Backup Servicer, the Note Insurer, and each Rating Agency, on or before April 30 of each year, beginning with April 30, 1997, a statement with respect to the immediately preceding calendar year addressed to the Servicer, the Issuer, the Trustee, the Backup Servicer, the Note Insurer, and each Rating Agency, to the effect that such firm has examined the books and records of the Servicer and issued its report thereon in connection with the audit report on the financial statements of the Servicer and that (1) such examination was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and (2) the firm is independent of JAC and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. In addition, the Servicer shall cause such Independent Accountants to deliver to the Issuer, the Trustee, the Backup Servicer, the Note Insurer, and each Rating Agency on or before August 31 of each year, beginning with August 31, 1997 a report stating that a review in accordance with agreed upon procedures provided by the Note Insurer was made by such Independent Accountants of three randomly selected Servicer's Certificates delivered during the one year period ending on the preceding July 31 (or in the case of the first such report, during the period from the Closing Date through July 31, 1997), including the delinquency, default and loss statistics required to be specified therein, and, except as disclosed in such report, no exceptions or errors in such Servicer's Certificates were found. This Section 3.12 shall not apply to Norwest Bank Minnesota, National Association, if it becomes the successor Servicer hereunder.

     SECTION 3.13 NOTICE OF EVENT OF TERMINATION. The Servicer or JAC (as applicable) shall deliver to the Issuer, the Trustee, the Backup Servicer, (for so long as the Note Insurer is the Controlling Party) the Note Insurer, the Servicer or JAC (as applicable), and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of the Servicer or JAC (as applicable), of any event which with the giving of notice or lapse of time, or both, would become an Event of Termination under Section 5.01 with respect to the Servicer or JAC (as applicable).

     SECTION 3.14 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING CONTRACTS. The Servicer shall provide to representatives of the Issuer, the Trustee, the Backup Servicer, and (for so long as the Note Insurer is the Controlling Party) the Note Insurer reasonable access to the documentation regarding the Contracts. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     SECTION 3.15 AGENCY STATUS. The parties hereto agree and acknowledge that to the extent JAC is named in any Title Document, UCC financing statement or Contract Document as a lienholder, secured party, loss payee owner of a Financed Vehicle or in another similar capacity, JAC is acting in such capacity as Servicer and as agent of the Issuer for the sole purpose of facilitating the servicing of the Contracts and has no equitable interest in the Contracts, except such as it may have by virtue of its ownership of a Note or of any equity interest in a Noteholder or the Issuer.

     SECTION 3.16 MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES. Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Issuer as are necessary to maintain perfection of the first priority security interest created by each Contract in the related Financed Vehicle, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all Title Documents, security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Contracts; provided, however, that the Servicer shall not be required to expend any of its own funds to remove any security interest, lien, or other encumbrance on any Financed Vehicle. The Trustee hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Issuer as necessary because of the relocation of a Financed Vehicle or for any other reason.

     SECTION 3.17 RE-LIENING. Upon the occurrence of a Re-Liening Trigger, the Controlling Party may instruct the Trustee (if the Trustee is not the Controlling Party) and the Servicer to take or cause to be taken such action as may, in the judgment of the Controlling Party or its counsel, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Trustee by amending the Title Documents relating to such Financed Vehicles or by such other reasonable means as may, in the judgment of the Controlling Party or its counsel, be necessary or prudent. The Trustee and the Servicer shall take or cause to be taken such actions. JAC hereby agrees to reimburse the Trustee and the Servicer for all Re-Liening Expenses related to such perfection or re-perfection and to take all action necessary therefor, including the preparation, execution, and delivery of all such documents as may be requested by the Trustee or the Servicer in connection therewith. In addition, as provided in Section 3 of the Series Supplement, each of the Trustee and the Servicer shall be entitled to be reimbursed for Re-Liening Expenses incurred in connection with taking or causing to be taken such actions, to the extent not paid by JAC. On the Closing Date, JAC shall grant to the Trustee an irrevocable power of attorney, pursuant to which JAC shall appoint the Trustee as its attorney-in-fact, such appointment being coupled with an interest, to take any and all steps required to be performed by it pursuant to this Section 3.17, including execution of certificates of title or any other documents in the name and stead of JAC. At any time a Person other than JAC becomes the Servicer, JAC shall grant to such successor Servicer, promptly after its appointment as such, a power of attorney as described in the preceding sentence.

     SECTION 3.18 REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE SERVICER. The Servicer represents, warrants, and covenants as follows:

     (a) The Financed Vehicle securing each Contract shall not be released in whole or in part from the security interest granted by the Contract, except upon payment in full of such Contract or as expressly permitted herein.

     (b) The Servicer has not taken and will not take any action to impair the rights of the Issuer, the Trustee or the Note Insurer in the Contracts or the Other Contributed Property, except to the extent allowed pursuant to this Agreement or required by law.

     (c) The Servicer shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Contracts except for the Lien in favor of the Trustee for the benefit of the Noteholders and the
Note Insurer, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the UCC of any jurisdiction any financing statement which names JAC, the Servicer or the Issuer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Contracts, except in each case any such instrument solely securing the rights and preserving the Lien of the Trustee for the Noteholders and the Note Insurer.

     SECTION 3.19 PURCHASE OF CONTRACTS UPON BREACH OF COVENANT. Upon discovery by any of the Servicer, the Note Insurer, the Issuer, the Trustee, or the Backup Servicer of a breach of any of the covenants set forth in Section 3.16 or 3.18, the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not
        --------  -------
affect any obligation of the Servicer under this Section 3.19. No later than ninety (90) days following its discovery or receipt of notice of any breach of any covenant set forth in Sections 3.16 or 3.18 which materially and adversely affects the interests of the Trustee, the Noteholders, the Issuer, or the Note Insurer in any Contract (including any Defaulted Contract) or the related Financed Vehicle, the Servicer shall, unless such breach shall have been cured in all material respects, purchase from the Issuer the Contract affected by such breach at the related Purchase Price, which the Servicer shall deposit in the Collection Account; provided, however, the Controlling Party may waive any such breach. It is understood and agreed that the obligation of the Servicer to purchase any Contract (including any Defaulted Contract) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Note Insurer, the Noteholders, the Issuer, or the Trustee on behalf of Noteholders; provided, however, that the Servicer shall indemnify the Issuer, the Note Insurer, the Noteholders, the Trustee, and the Backup Servicer against all costs, expenses, losses, damages, claims, and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

     SECTION 3.20 RULE 144A INFORMATION. Within seven (7) days after request therefor, the Servicer shall provide to the Trustee the information required to be delivered to Holders and prospective owners of the Notes in connection with resales of the Notes to permit compliance with Rule 144A of the Securities Act in connection with such resales. The Issuer shall provide to the Servicer such information as may be requested by the Servicer for the Servicer to comply with its obligations as set forth in the preceding sentence.

     SECTION 3.21 CERTAIN MATTERS RELATING TO EXTENDED SERVICE AGREEMENTS.

     (a) Promptly after cancellation or termination of any Extended Service Agreement covering a Financed Vehicle relating to a Contract, if the Principal Balance of such Contract is greater than zero (provided, however, that for purposes of this Section 3.21 the Principal Balance of a Contract shall not be reduced to zero as a result of its classification as a Defaulted Contract), JAC shall deposit in the Collection Account an amount equal to any refund of the purchase price for such Extended Service Agreement that is payable to any Person (including, without limitation, any Obligor or lienholder) in connection with such cancellation or termination.

     (b) For the benefit of the Issuer, the Trustee, and the Note Insurer, JAC shall perform all its obligations under the Administrative Services Agreement and each Dealer Agreement Addendum relating to any Extended Service Agreement applicable to a Financed Vehicle securing a Contract.

     (c) For the benefit of the Issuer, the Trustee, and the Note Insurer, JAC shall enforce its rights against FESC under the Administrative Services Agreement.

     (d) For the benefit of the Issuer, the Trustee, and the Note Insurer, JAC shall not amend any Dealer Agreement Addendum, insofar as it relates to any Extended Service Agreement relating to any Financed Vehicle securing any Contract without the prior written consent of the Controlling Party.

     (e) JAC shall not cancel the FFG Policy with respect to any Extended Service Agreement relating to any Financed Vehicle securing any Contract without the prior written consent of the Controlling Party.

     (f) JAC hereby agrees to indemnify the Trustee, the Issuer, and the Note Insurer for any costs, expenses, claims, liabilities, losses, or damages resulting from any failure on the part of JAC, FESC, or the Dealers to perform their respective obligations under any Extended Service Agreement, any Dealer Agreement Addendum, or the Administrative Services Agreement.


                                 ARTICLE IV

                    CERTAIN MATTERS RELATING TO THE SERVICER
                            AND THE BACKUP SERVICER

     SECTION 4.01  LIABILITY OF SERVICER; INDEMNITIES.

     (a) The Servicer (in its capacity as such and, in the case of JAC, without limitation of its obligations hereunder in its individual capacity) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

     (b) The Servicer shall defend, indemnify and hold harmless the Issuer, the Trustee, the Backup Servicer, the Note Insurer, their respective officers, directors, agents and employees, and the Noteholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle.

     (c)  The Servicer shall indemnify, defend and hold harmless the Issuer, the
Note Insurer, the Trustee, the Backup Servicer, their respective officers, directors, agents and employees, and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Issuer, the Note Insurer, the Trustee, the Backup Servicer, such other Persons, or the Noteholders by reason of the breach of this Agreement by the Servicer, the negligence, misfeasance, or bad faith in the performance of its duties under this Agreement by the Servicer, or by reason of reckless disregard of its obligations and duties under this Agreement.

     (d)  The indemnification obligations of the Servicer under this Section
4.01 shall survive the appointment of any successor to such Servicer, any assignment by such Servicer of its rights and obligations hereunder, and the termination of this Agreement, and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation; however, such indemnification obligations of the Servicer shall be limited to those costs, expenses, losses, claims, damages, and liabilities that relate to or arise during the time the Servicer is acting in such capacity pursuant to this Agreement. If the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

     (e) Notwithstanding the indemnity provisions contained in Sections 4.01(b)-
(d) above, the Servicer shall not be required to indemnify the Issuer, the Note Insurer, the Trustee, the Backup Servicer, or their respective officers, directors, agents or employees against any tax, costs, expenses, losses, damages, claims or liabilities to the extent (i) the same shall be due to the misfeasance, bad faith or negligence of such party, or (ii) the same shall be recourse for uncollectible or uncollected amounts payable under the Contracts.

     SECTION 4.02 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF JAC, THE SERVICER AND THE BACKUP SERVICER.

     (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer, or lease substantially all its assets to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be qualified to service motor vehicle retail installment sale contracts and capable of fulfilling the duties of the Servicer contained in this Agreement. Any corporation (i) into which JAC or the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which JAC or the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of JAC or the Servicer, or (iv) succeeding to the business of JAC or the Servicer in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of JAC or the Servicer, as applicable, under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to JAC or the Servicer, as applicable, under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be
                 --------  -------
deemed to release JAC or the Servicer from any obligation. JAC or the Servicer, as applicable, shall provide notice of any merger, consolidation or succession pursuant to this Section 4.02(a) involving such party to the Issuer, the Trustee, the Backup Servicer, the Noteholders, the Note Insurer and each Rating Agency. Notwithstanding the foregoing, neither JAC nor the Servicer shall merge or consolidate with any other Person or permit any other Person to become a successor to JAC's or the Servicer's business, unless (i) immediately after giving effect to such transaction, in the case of JAC, no representation or warranty made pursuant hereto or pursuant to any other agreement or certificate made and delivered by JAC pursuant hereto (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction except for the representation set forth in
Section 2.03(a)(xi) hereof) or, in the case of the Servicer, no covenant made pursuant to Sections 3.16 or 3.18 shall have been breached and no event that, after notice or lapse of time, or both, would become an Event of Termination (or, in the case of JAC, a Re-Liening Trigger) shall have occurred and be continuing, (ii) JAC or the Servicer, as applicable, shall have delivered to the Issuer, the Trustee, and (for so long as the Note Insurer is the Controlling Party) the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 4.02(a) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with (in rendering such Opinion of Counsel, the applicable counsel may rely, as to the satisfaction of the condition referred to in the preceding clause (i), on an Officer's Certificate of JAC or the Servicer, as applicable), and (iii) JAC or the Servicer, as applicable, shall have delivered to the Issuer, the Trustee, and (for so long as the Note Insurer is the Controlling Party) the Note Insurer an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to maintain the perfection of the contribution, conveyance, and assignment of the Contracts and the Other Contributed Property to the Issuer pursuant to the UCC-1 financing statements on file prior to such consolidation, merger, or succession and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

     (b) Any corporation (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall
                          --------  -------
be deemed to release the Backup Servicer from any obligation.

     SECTION 4.03 LIMITATION ON LIABILITY OF JAC, THE SERVICER, THE BACKUP SERVICER, AND OTHERS.

     (a) None of JAC, the Servicer, the Backup Servicer, or any of the directors or officers or employees or agents of JAC, the Servicer, or the Backup Servicer shall be under any liability to the Issuer or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this
                                                 --------  -------
provision shall not protect JAC, the Servicer, the Backup Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (excluding errors in judgment made in good faith) in the performance of duties; provided further that this provision shall not affect any
                       -------- -------
liability to indemnify the Issuer and the Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Issuer or the Trustee, each in its individual capacity. JAC, the Servicer, the Backup Servicer, and any director, officer, employee or agent of JAC, the Servicer, or the Backup Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. Neither the Servicer nor the Backup Servicer shall be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its servicing responsibilities under this Agreement and that, in its opinion, may cause it to incur any expense or liability.

     (b) Unless the Backup Servicer becomes the Servicer, the Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement, and the Issuer, the Trustee, the Note Insurer and the Noteholders shall look only to the Servicer to perform such obligations; provided, however, that the Backup Servicer shall never be responsible for any obligation of a resigning or terminated Servicer arising prior to the date on which the Backup Servicer becomes the successor Servicer or for any claim of a third party based on any alleged action or inaction of the resigning or terminated Servicer.

     (c) The parties expressly acknowledge and consent to Norwest Bank Minnesota, National Association acting in the capacity of Backup Servicer or successor Servicer while it is also acting in the capacity as Trustee. Norwest Bank Minnesota, National Association may, in its respective capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles, or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Norwest Bank Minnesota, National Association of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims, or assertions are hereby expressly waived by the other parties hereto except in the case of negligence or willful misconduct by Norwest Bank Minnesota, National Association.

     SECTION 4.04 SERVICER AND BACKUP SERVICER NOT TO RESIGN. Subject to the provisions of Section 4.02, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer or the Backup Servicer, as the case may be, and the Controlling Party does not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Issuer, the Trustee, and (for so long as the Note Insurer is the Controlling Party) the Note Insurer. No resignation of the Servicer shall become effective until, so long as the Note Insurer is the Controlling Party, the Backup Servicer or an entity acceptable to the Note Insurer shall have assumed the responsibilities and obligations of the Servicer or, if the Note Insurer is not the Controlling Party, the Backup Servicer or a successor Servicer that is an Eligible Successor shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until, so long as the Note Insurer is the Controlling Party, an entity acceptable to the Note Insurer shall have assumed the responsibilities and obligations of the Backup Servicer or, if the Note

Insurer is not the Controlling Party, a Person that is an Eligible Successor shall have assumed the responsibilities and obligations of the Backup Servicer;

provided, however, that in the event a successor Backup Servicer is not
- --------  -------
appointed within 60 days after the Backup Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this Section 4.04, the Backup Servicer may petition a court for its removal.


                                 ARTICLE V

                             EVENTS OF TERMINATION

     SECTION 5.01 EVENTS OF TERMINATION. For purposes of this Agreement, each of the following shall constitute an "Event of Termination" if the Controlling Party, by a written notice to the Servicer, the Trustee, and the Backup Servicer, has declared such occurrence to be an Event of Termination:

     (a) Any failure by JAC or the Servicer to deposit in the Collection Account or to deliver to the Trustee any amount required to be so deposited or delivered under the terms of this Agreement that, with respect only to the payment of a Purchase Price, is not remedied on the first Business Day (i) after written notice thereof is given to JAC or the Servicer, as applicable, by the Trustee, any Noteholder, or (for so long as the Note Insurer is the Controlling Party) the Note Insurer, or (ii) after discovery of such failure by an Executive Officer of JAC or by a Servicing Officer of the Servicer, as applicable.

     (b) Failure by the Servicer to deliver to the Trustee, the Issuer, and (for so long as the Note Insurer is the Controlling Party) the Note Insurer the Servicer's Certificate by the third Business Day prior to the Payment Date, or failure on the part of JAC or the Servicer to observe its respective covenants and agreements set forth in Section 4.02(a).

     (c) Failure on the part of JAC or the Servicer duly to observe or perform any other covenants or agreements of JAC or the Servicer, as applicable, set forth in this Agreement (other than the breach of a covenant or agreement that is specifically dealt with elsewhere in this Section), which failure continues unremedied for a period of 30 days (or such longer period as may be consented to in writing by the Controlling Party if such breach cannot be cured with reasonable efforts within 30 days) after the earlier to occur of (i) discovery thereof by an Executive Officer of JAC or by a Servicing Officer of the Servicer, as applicable, or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to JAC or the Servicer, as applicable, by the Issuer, the Trustee, any Noteholder, or (for so long as the Note Insurer is the Controlling Party), the Note Insurer.

     (d) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of JAC, the Servicer, or the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of JAC, the Servicer, or the Issuer or of any substantial part of its respective property or ordering the winding up or liquidation of the affairs of JAC, the Servicer, or the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days.

     (e) The commencement by JAC, the Servicer, or the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by JAC, the Servicer, or the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of JAC, the Servicer, or the Issuer or of any substantial part of its respective property or the making by JAC, the Servicer, or the Issuer of an assignment for the benefit of creditors or the failure by JAC, the Servicer, or the Issuer generally to pay its respective debts as such debts become due or the taking of any action by JAC, the Servicer, or the Issuer in furtherance of any of the foregoing.

     (f) Any representation, warranty, or statement of JAC or the Servicer made in this Agreement or any certificate, report, or other writing delivered pursuant hereto (other than the representations and warranties of JAC made pursuant to Section 2.03(a)) shall prove to be incorrect in any material respect as of the time when the same shall have been made, and, within 30 days after knowledge thereof by the Servicer or JAC, as applicable, or after written notice thereof shall have been given to the Servicer or JAC, as applicable, by the Issuer, the Trustee, or (for so long as the Note Insurer is the Controlling Party) the Note Insurer (or, if the Note Insurer is not the Controlling Party, a Noteholder), the circumstances or condition in respect of which such representation, warranty, or statement was incorrect shall not have been eliminated or otherwise cured.

     (g) Failure of JAC to comply with its obligations as set forth in Section 2.03(b), or the failure of the Servicer to comply with its obligations as set forth in Section 3.19, provided, however, that with respect to the payment of a Purchase Price, the provisions of Section 5.01(a) control.

     (h)  A claim is made under the Note Insurance Policy.

     (i) The Trustee ceases to have a valid perfected first priority security interest in any of the Contracts.

     (j) JAC or any Affiliate of JAC is in payment default under any other indebtedness having a principal amount equal to or greater than $1,000,000.

     (k) As of any Determination Date, the average of the Delinquency Ratios as of such Determination Date and as of the two prior Determination Dates is greater than 42%.

     (l) As of the Determination Date with respect to a given Monthly Period set forth in the table below, the Cumulative Gross Charge-Off Ratio or the Cumulative Net Charge-Off Ratio exceeds the level specified for such ratio for such Monthly Period in such table:



                           Cumulative Gross    Cumulative Net
     Monthly Period        Charge-Off Ratio   Charge-Off Ratio
     --------------        ----------------   ----------------
     September 1996              9.33%              7.00%
     October 1996               13.33%             10.00%
     November 1996              22.67%             17.00%
     December 1996              37.33%             28.00%
     January 1997               48.00%             36.00%
     February 1997              52.00%             39.00%
     March 1997                 57.33%             43.00%
     April 1997                 64.00%             48.00%
     May 1997                   65.33%             49.00%
     June 1997                  65.33%             49.00%
     July 1997                  65.33%             49.00%

     (m) As of any Determination Date, the Class A Collateral Percentage is greater than 50%.

     (n) Any three of the following individuals shall either (i) become deceased; or (ii) become unable to work for a period of six consecutive months or more; or (iii) cease to be employed by JAC: Jerry W. Bayless, Michael I. Smartt, Oney A. Harvey, and Richard B. Hoffmann.

     (o) The filing of any action or proceeding against JAC, (i) that is not dismissed within 120 days (or such longer period as may be consented to by the Controlling Party) after the initiation thereof, and (ii) that seeks damages from JAC, and (iii) when aggregated with any other such actions or proceedings seeks damages in excess of $5,000,000, and the Controlling Party, in its sole discretion, has determined (and has notified the Issuer, JAC, and the Trustee (if the Trustee is not the Controlling Party) that it has made such determination) that such action or proceeding may be expected to have a material adverse effect on the ability of JAC to perform its obligations under this Agreement during the period that any Series 1996B Note is expected to be outstanding. Case number 96 C 4273, Logan v. Wos, et al., filed in the United
                                     -------------------
States District Court for the Northern District of Illinois, is an action that is subject to the provisions of this paragraph (o).

     (p) Any assignment or attempted assignment of this Agreement by JAC or the Servicer other than as permitted in Section 6.06.

     (q) Tangible Net Worth is less than $70 million plus 75% of JAC's Cumulative After Tax Net Income in any fiscal quarter of JAC, commencing with the fiscal quarter beginning July 1, 1996.

     (r) Interest Coverage Ratio is less than 1.5 in any four consecutive fiscal quarters of JAC, commencing with the fiscal quarter beginning July 1, 1996.

     (s) As of any Accounting Date, the weighted average APR of the Contracts is less than 16.00%.

     (t) The occurrence of an Event of Default which has not been waived by the Controlling Party, or the occurrence of an Event of Default (as defined in the Insurance Agreement) which has not been waived by the Note Insurer.

     SECTION 5.02 CONSEQUENCES OF AN EVENT OF TERMINATION. If an Event of Termination shall occur and be continuing, the Note Insurer (or, if the Note Insurer is not the Controlling Party, either the Trustee (to the extent it has knowledge thereof), the Issuer, or a Note Voting Amount), by notice given in writing to the Servicer (and to the Trustee and the Issuer if given by the Note Insurer or a Note Voting Amount) may terminate all of the rights and obligations of the Servicer under this Agreement (except as set forth in Section 4.01(d)). On or after the receipt by the Servicer of such written notice of termination of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Contracts, the Other Contributed Property, or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer (or such other successor Servicer appointed by the Controlling Party); provided, however,
                                                              --------  -------
that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Contracts and the Other Contributed Property and related documents to show the Issuer as lienholder or secured party on the related Title Documents, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Contracts and the delivery to the successor Servicer of all Contract Files, collection records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the Backup Servicer or other successor Servicer, as the case may be, to service the Contracts and the Other Contributed Property. If requested by the Controlling Party, the successor Servicer shall direct the Obligors then making payments directly to the Servicer to make all payments under the Contracts directly to the successor Servicer (in which event the successor Servicer shall process all such payments in accordance with Section 3.07(c)), or to a lockbox established by the successor Servicer at the direction of the Controlling Party, at the successor Servicer's expense. The terminated Servicer shall grant the Issuer, the Trustee, the successor Servicer and the Controlling Party reasonable access to the terminated Servicer's premises at the terminated Servicer's expense. JAC shall reimburse the successor Servicer and the Trustee for Transition Costs incurred by them in connection with a transfer of servicing from JAC to such successor Servicer. In addition, as provided in Section 3 of the Series Supplement, each of the successor Servicer and the Trustee shall be entitled to be reimbursed for Transition Costs incurred by them in connection with a transfer of servicing from the Servicer to such successor Servicer (to the extent not paid by JAC pursuant to the preceding sentence, if applicable).

     SECTION 5.03  APPOINTMENT OF SUCCESSOR.

     (a) On and after the time the Servicer receives a notice of termination pursuant to Section 5.02, or upon the resignation of the Servicer pursuant to
Section 4.04, the Backup Servicer (unless the Controlling Party shall have exercised its option pursuant to Section 5.03(b) to appoint an alternate successor Servicer) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Issuer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall only be subject to termination under Section 5.02 upon the occurrence of any Event of Termination specified in Section 5.01(a), (b), (c),
(d), (e), (f), or (o) and that is applicable to it as Servicer.

     (b) The Controlling Party may exercise at any time its right to appoint as Backup Servicer or as successor to the Servicer a Person other than the Person serving as Backup Servicer at the time, and (without limiting the Note Insurer's obligations under the Note Insurance Policy with respect to the Class A Notes) shall have no liability to the Issuer, the Trustee (if the Note Insurer is the Controlling Party), JAC, the Person then serving as Backup Servicer, any Noteholders or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable to act as Servicer, and the Note Insurer is not the Controlling Party, the Backup Servicer, the Trustee, a Note Voting Amount or the Issuer may petition a court of competent jurisdiction to appoint an Eligible Successor as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 4.04, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 5.02 or the resignation of the Servicer pursuant to Section
4.04. If upon the termination of the Servicer pursuant to Section 5.02 or the resignation of the Servicer pursuant to Section 4.04, the Controlling Party appoints a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

     (c)  Any successor Servicer shall be entitled to such compensation
(whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder. If any successor Servicer is appointed as a result of the Backup Servicer's refusal (in breach of the terms of this Agreement) to act as Servicer although it is legally able to do so, the Note Insurer and such successor Servicer may agree on reasonable additional compensation to be paid to such successor Servicer by the Backup Servicer, which additional compensation shall be paid by such breaching Backup Servicer in its individual capacity and solely out of its own funds.

     SECTION 5.04 NOTIFICATION TO NOTEHOLDERS. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article V, the Issuer shall give prompt written notice thereof to each Rating Agency, and the Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register.

     SECTION 5.05  WAIVER OF PAST DEFAULTS.  The Note Insurer (or if the
Note Insurer is not the Controlling Party, a Note Majority) may, on behalf of all Holders of Series 1996B Notes, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 5.06 NOTICE OF CERTAIN EVENTS. Promptly after the occurrence of an Event of Termination, or of any event or circumstance which with notice or the lapse of time or both would become an Event of Termination (including but not limited to the filing of an action or proceeding that, with the passage of time or the giving of notice, may result in the occurrence of an Event of Termination pursuant to Section 5.01(o)), in either event which is actually known to any party hereto, such party shall give notice to each other party hereto and to the Rating Agencies and the Note Insurer.


                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

     SECTION 6.01  AMENDMENT.

     (a) This Agreement may be amended by JAC, the Servicer, the Issuer, and the Backup Servicer, with the prior written consent of the Trustee and (for so long as the Note Insurer is the Controlling Party) the Note Insurer but without the consent of any of the Noteholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in this Agreement or (iii) for the purpose of adding any provision to or changing in any manner or eliminating any provision of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such action shall not adversely affect in
             --------  -------
any material respect the interests of the Noteholders; and provided, further, that the amendment shall be deemed not to adversely affect in any material respect the interests of the Noteholders if the Person requesting the amendment obtains a letter from each applicable Rating Agency to the effect that the amendment would not result in the downgrading or withdrawal of the ratings then assigned to the Notes.

     (b) This Agreement may also be amended from time to time by JAC, the Servicer, the Issuer, and the Backup Servicer, with the prior written consent of the Trustee and (for so long as the Note Insurer is the Controlling Party) the
Note Insurer and with the consent of a Note Voting Amount (which consent of any Holder of a Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Note and of any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that
- --------  -------
no such amendment shall have the effect of (a) increasing or reducing in any manner the amount of, or accelerating or delaying the timing of, collections of payments on Contracts or payments required to be made on any Note or (b) reducing the percentage of Noteholders required to consent to any such amendment or any waiver hereunder, without the consent of the Noteholders of all Series 1996B Notes then outstanding.

     (c) Prior to the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to each Rating Agency.

     (d) Promptly after the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to the Trustee.

     (e) Prior to the execution of any amendment to this Agreement, the Issuer shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 6.02 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 6.03 NOTICES. Any request, demand, authorization, direction, notice, consent, waiver, or other document provided or permitted hereby to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied or mailed, first-class postage prepaid and addressed to the appropriate address below:

     (a) to the Trustee at Norwest Center, 6th & Marquette, Minneapolis, Minnesota 55479-0070 (telecopy: 612-667-9825), Attention: Bonnie Seideman or at any other address previously furnished in writing by the Trustee to the other parties hereto; or

     (b) to the Note Insurer at 113 King Street, Armonk, New York 10504 (telecopy: 914-765-3818), Attention: Insured Portfolio Management - Structured Finance (IPM-SF), or at any other address previously furnished in writing by the
Note Insurer to the other parties hereto; or

     (c) to the Issuer at Two Galleria Tower, 13455 Noel Road, Suite 1800, Dallas, Texas 75240 (telecopy: 214-663-1355), Attention: Will Bixby, or at any other address previously furnished in writing by the Issuer to the other parties hereto; or

     (d) to JAC or the Servicer at Two Galleria Tower, 13455 Noel Road, Suite 1800, Dallas, Texas 75240 (telecopy: 214-663-1355), Attention: Will Bixby, or at any other address previously furnished in writing by JAC or the Servicer to the other parties hereto; or

     (e) to the Backup Servicer at Norwest Center, 6th & Marquette, Minneapolis, Minnesota 55479-0070 (telecopy: 612-667-9825), Attention: Bonnie Seideman, or at any other address previously furnished by the Backup Service to the other parties hereto.

     SECTION 6.04 INTENTION OF PARTIES. The execution and delivery of this Agreement shall constitute an acknowledgment by JAC and the Issuer that they intend hereby to establish (for federal income tax purposes) a contribution of the Contracts to the capital of the Issuer rather than a pledge of such Contracts. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent. No Contract may be disposed of except as specifically provided herein. No proceeds of a Contract shall be reinvested except as specifically provided herein or in the Indenture.

     SECTION 6.05 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 6.06 ASSIGNMENT. Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 4.02 or Section 5.02 (and as provided in the provisions of this Agreement concerning the resignation of the Servicer and the Backup Servicer), this Agreement may not be assigned by JAC, the Servicer, or the Backup Servicer without the prior written consent of the Issuer, the Trustee, and (for so long as the Note Insurer is the Controlling Party) the Note Insurer.

     SECTION 6.07 THIRD-PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Note Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly to enforce such provisions of this Agreement so long as the Note Insurer is the Controlling Party. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and permitted assigns, any benefit or any legal or equitable right, remedy or claim under this Agreement. Except as expressly stated otherwise herein, any right of the Note Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Note Insurer in its sole and absolute discretion.

     SECTION 6.08 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 6.09 PARTIES NOT TO INSTITUTE INSOLVENCY PROCEEDINGS. Until the date which is one year and one day after the last day on which any Series 1996B Note is Outstanding (as defined in the Indenture), none of the Trustee, the Servicer (if JAC is not the Servicer), or the Backup Servicer may file any involuntary petition or otherwise institute any bankruptcy, reorganization, moratorium, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer or JAC.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                 JAYHAWK ACCEPTANCE CORPORATION, in its
                                 individual capacity and as Servicer



                                 By: /s/  WILLIAM K. BIXBY, III
                                    ------------------------------------
                                       William K. Bixby, III
                                       Vice President of Finance


                                 JAYHAWK FUNDING TRUST I, as Issuer



                                 By: /s/  WILLIAM K. BIXBY, III
                                    ------------------------------------
                                       William K. Bixby, III
                                       Vice President


                                 NORWEST BANK MINNESOTA NATIONAL ASSOCIATION, as Trustee



                                 By: /s/  BONNIE SEIDEMAN
                                    ------------------------------------
                                       Bonnie Seideman
                                       Assistant Vice President


                                 NORWEST BANK MINNESOTA, NATIONAL
                                 ASSOCIATION, as Backup Servicer



                                 By:  /s/  BONNIE SEIDEMAN
                                     -----------------------------------
                                         Bonnie Seideman
                                         Assistant Vice President

                                   SCHEDULE A
                                   ----------

                   SCHEDULE OF REPRESENTATIONS AND WARRANTIES

                     [Consists of Subschedules A-1 and A-2]
                                  ----------------     ---

                                SUBSCHEDULE A-1
                                ---------------


With respect to each Contract:

     1. The information regarding such Contract set forth in the Series Contract Schedule, is true and correct in all material respects at the Cutoff Date.

     2. Immediately prior to the related Contribution Date, JAC had a valid and enforceable security interest in the related Financed Vehicle, and such security interest had been duly perfected and, except for the Warehouse Lien, was prior to all other present and future liens and security interests (except future tax liens and liens that, by statute, may be granted priority over previously perfected security interests) that now exist or may hereafter arise, and JAC had the full right to assign such security interest to the Issuer.

     3. On and after the related Contribution Date, there shall exist under such Contract a valid, subsisting, and enforceable first priority perfected security interest in the related Financed Vehicle (other than, as to the priority of such security interest, any statutory lien arising by operation of law after the related Contribution Date which is prior to such interest) and, following the Grant of all of the Issuer's right, title, and interest in and to such security interest to the Trustee pursuant to the Series Supplement, at such time as enforcement of such security interest is sought there shall exist a valid, subsisting, and enforceable first priority perfected security interest in such Financed Vehicle in favor of the Trustee (other than, as to the priority of such security interest, any statutory lien arising by operation of law after the related Contribution Date which is prior to such interest).

     4. If such Contract was originated in a state in which notation of a security interest on the Title Document for the Financed Vehicle securing such Contract is required or permitted to perfect such security interest, the Title Document for such Financed Vehicle shows, or if a new or replacement Title Document is being applied for with respect to such Financed Vehicle the Title Document will show, JAC as the sole holder of a security interest in such Financed Vehicle. If such Contract was originated in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show JAC as the sole holder of a security interest in such Financed Vehicle, and in either case the Issuer has the same rights as JAC has or would have (if JAC were still the owner of a Contract) against the Obligor and all creditors of the Obligor claiming an interest in such Financed Vehicle.

     5. Immediately prior to the related Contribution Date: (i) such Contract had not been sold, assigned, or pledged to any Person other than the Warehouse Lender; (ii) JAC had good and marketable title thereto free and clear of any encumbrance, equity, pledge, charge, claim or security interest, other than the Warehouse Lien; (iii) JAC was the sole owner thereof and had full right to transfer the Contract to the Issuer and, upon the contribution thereof to the Issuer, the Issuer will have good and marketable title thereto and will be the sole owner of such Contract free and clear of any encumbrance, lien or rights of others, other than the Warehouse Lien. Following the Grant (as

SUBSCHEDULE A-1 - Page 1
defined in the Indenture) of such Contract to the Trustee pursuant to the Indenture, and delivery of such Contract to the Custodian, the Trustee for the benefit of the Noteholders and the Note Insurer shall have a first priority perfected security interest in such Contract. The purchase of such Contract by JAC from a Dealer was not an extension of financing to such Dealer. Such Contract was acquired by JAC, from a Dealer with which JAC does business, pursuant to a Dealer Agreement between JAC and such Dealer. Such Dealer had full right to assign to JAC such Contract and the security interest in the related Financed Vehicle. JAC has full right to contribute to the Issuer such Contract and the security interest in the related Financed Vehicle.

     6. As of the related Cutoff Date, such Contract is neither more than sixty (60) days delinquent in payment as to any Scheduled Payment nor a Defaulted Contract. The related Obligor has made at least one Scheduled Payment. JAC has obtained the entire down payment called for by JAC's normal credit requirements.

     7. As of the related Contribution Date, there is no lien against the related Financed Vehicle for delinquent taxes.

     8. As of the related Contribution Date, there is no right of rescission, offset, defense or counterclaim to the obligation of the related Obligor to pay the unpaid principal or interest due under such Contract. The operation of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in part or subject to any right of rescission, offset, defense or counterclaim, and no such right of rescission, offset, defense or counterclaim has been asserted.

     9. As of the related Contribution Date, there are no prior liens or claims for work, labor or material affecting any related Financed Vehicle which are or may become a lien prior to or equal with the security interest granted by such Contract.

     10. Such Contract, and the sale of the Financed Vehicle securing such Contract, where applicable, complied, at the time it was made, in all respects with applicable state and federal laws (and regulations thereunder), including, without limitation, usury, disclosure and consumer protection laws, equal credit opportunity, fair credit reporting, truth-in-lending or other similar laws, the Federal Trade Commission Act, and applicable state laws regulating retail installment sales contracts and loans in general and motor vehicle retail installment sales contracts and loans in particular, the failure to comply with which would have a material adverse effect on the interest of the Trustee, the Noteholders, the Issuer, or the Note Insurer in such Contract. The receipt of interest on, and the ownership of, such Contract by the Issuer will not violate any such laws.

     11. Such Contract is a legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors rights generally, and all parties to such Contract had full legal capacity to execute such Contract and all documents related thereto.

     12. As of the related Contribution Date, the terms of such Contract have not been amended, impaired, waived, altered, or modified in any respect, except by written instruments that

SUBSCHEDULE A-1 - Page 2
are included in the related Contract File and as reflected in the Series Contract Schedule, and the Contract constitutes the entire agreement between JAC (as assignee of the related Dealer) and the related Obligor. The Contract delivered to the Custodian is the only original of such Contract.

     13. At the time of origination of such Contract, the proceeds of such Contract were fully disbursed. There is no requirement for future advances thereunder, and all fees and expenses in connection with the origination of such Contract have been paid.

     14. As of the related Contribution Date, there is no default, breach, violation or event of acceleration existing under any such Contract (except payment delinquencies permitted by paragraph 6 above) and no event which, with the passage of time or with notice or with both, would constitute a default, breach, violation or event of acceleration under any such Contract. JAC has not waived any such default, breach, violation or event of acceleration.

     15. In connection with the purchase of such Contract, if the initial principal balance of such Contract was equal to or greater than $3,000, JAC required the related Dealer to furnish evidence that the related Financed Vehicle was covered by a comprehensive and collision insurance policy naming JAC as a loss payee and insuring against loss and damage due to fire, theft, transportation, collision, and other risks generally covered by comprehensive and collision coverage.

     16. Such Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Financed Vehicle of the benefits of the security.

     17. Scheduled Payments under such Contract are due monthly (or, in the case of the first Scheduled Payment, no later than the 45th day after the date of such Contract) in substantially equal amounts to maturity, with the portion of the aggregate amount of such Scheduled Payments to be refunded or credited to the Obligor as unearned add-on interest upon prepayment in full or upon demand for payment upon acceleration being determined on the basis of the terms of such Contract, and will be sufficient to fully amortize such Contract at maturity. Such Scheduled Payments are applicable only to payment of principal and interest on such Contract and not to the payment of any insurance premiums (although the proceeds of the extension of credit on such Contract may have been used to pay insurance premiums).

     18. The collection practices used with respect to such Contract have been in all material respects legal, proper, prudent and customary in the automobile installment sales contract or installment loan servicing business as applied with respect to obligors with credit standings comparable to that of the Obligor.

     19. Neither the Obligor on such Contract nor any of its Affiliates is the obligor on a Contract or Contracts with an aggregate principal amount greater than $10,000 as of the Contribution Date.

     20.  Such Contract's original term was no more than 36 months.

SUBSCHEDULE A-1 - Page 3

     21. Such Contract satisfied in all material respects the requirements under JAC's Credit and Collection Policy, as in effect as of the date of purchase of such Contract by JAC.

     22. The related Obligor is not the United States government or a government entity.

     23. Such Contract is due from an Obligor that resides in the United States and is denominated in U.S. dollars.

     24. The related Obligor does not have any other motor vehicle retail installment sale contracts owing to JAC which are more than 60 days past due or defaulted at the Contribution Date.

     25. Such Contract is not due from an Obligor who has defaulted under a previous contract with JAC.

     26. The Dealer that sold such Contract to JAC has entered into a Dealer Agreement and such Dealer Agreement constitutes the entire agreement between JAC and the related Dealer with respect to the sale of such Contract to JAC; such Dealer Agreement is in full force and effect and is the legal, valid, binding, and enforceable obligation of such Dealer (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally and to principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law); there have been no material defaults by such Dealer or by JAC under such Dealer Agreement; JAC has fully performed all of its obligations under such Dealer Agreement; JAC has not made any statements or representations to such Dealer inconsistent with any term of such Dealer Agreement; the Purchase Price (as defined in such Dealer Agreement) for such Contract has been paid in full by JAC; there is no other payment due to such Dealer from JAC for the purchase of such Contract; such Dealer has no right, title or interest in or to any Contract; there is no prior course of dealing between such Dealer and JAC which will affect the terms of such Dealer Agreement; any additional payment that may be owed to such Dealer by JAC is a corporate obligation of JAC and does not constitute part of the purchase price for such Contract.

     27. JAC has provided to the Custodian the sole original counterpart of such Contract as amended, and the related Title Document or the application for Title Document, previously in the possession of JAC.

     28. Such Contract constitutes "chattel paper" for purposes of Section 9-105(1)(b) and 9-308 of the UCC. JAC's electronic ledgers have been marked as provided in Section 2.04(c) of this Agreement with respect to such Contract.

     29. Such Contract was not originated in, nor is it subject to the laws of, any jurisdiction, the laws of which would make unlawful the sale, transfer or assignment of such document under this Agreement or the Indenture, including any repurchase in accordance with this Agreement and the Indenture.

     30. Such Contract is in full force and effect in accordance with its respective terms and neither JAC nor the related Obligor has suspended or reduced any payments or obligations due or

SUBSCHEDULE A-1 - Page 4
to become due thereunder by reason of a default by the other party to such Contract, except as reflected in an amendment to such Contract as referred to in paragraph 12; there are no proceedings pending, or to the best of JAC's knowledge, threatened, asserting insolvency of the related Obligor; there has been no previous default on such Contract that resulted in repossession of the related Financed Vehicle; and there are no proceedings pending, or to the best of JAC's knowledge, threatened, wherein the related Obligor or any governmental agency has alleged that such Contract is illegal or unenforceable.

     31. The filing(s) referred to in Section 2.01(c) have been accomplished and are in full force and effect.

     32. Each Contract being acquired by the Issuer is substantially similar to one of JAC's standard form contracts attached hereto as Exhibit D, except for
                                                        ---------
immaterial modifications or deviations from the form contracts which will not have a material adverse effect on the Holders of the Series 1996B Notes or the
Note Insurer and will not reduce the Scheduled Payments or other payments due under the Contracts.

     33. Such Contract was originated by a Dealer and underwritten by JAC pursuant to agreed upon and well articulated underwriting and documentation standards. Such Dealer's origination criteria meet JAC's underwriting and origination criteria as approved by the Note Insurer.

     34. JAC has duly fulfilled all obligations to be fulfilled on JAC's part under or in connection with the origination, acquisition and contribution of such Contract, including, without limitation, giving any notices or consents necessary to effect the acquisition of such Contracts and the related Other Contributed Property including, without limitation, giving any notices or consents necessary to effect the acquisition of such Contracts and such Other Contributed Property by the Issuer, and has done nothing to impair the rights of the Trustee and the Noteholders in such Contract or payments with respect thereto. JAC has obtained all necessary licenses, permits and charters required to be obtained by JAC, which failure to obtain would render any portion of the Transaction Documents unenforceable and would have a material adverse effect on the Note Insurer or the Noteholders.

     35. The Dealer that originated such Contract was selected by JAC based on JAC's underwriting criteria and such Dealer's financial and operating history and record of compliance with requirements of applicable federal and state law. To the best of JAC's knowledge, such Dealer has not engaged in any conduct constituting fraud or misrepresentation with respect to such Contracts or the related Other Contributed Property.

SUBSCHEDULE A-1 - Page 5

                                SUBSCHEDULE A-2
                                ---------------


     With respect to each Contract with respect to which the related Financed Vehicle is covered by an Extended Service Agreement:

     1. Pursuant to the FFG Policy, and subject to the terms thereof, FFG is obligated to pay on behalf of the related Dealer the amount necessary to perform such Dealer's contractual obligations under such Extended Service Agreement, in the event that such Dealer and JAC are unable to perform or pay for the performance of such obligations. The premium payable with respect to such Extended Service Agreement under the FFG Policy has been paid in full and no other amounts are required to be paid to maintain the coverage provided by the FFG Policy with respect thereto.

     2. Such Extended Service Agreement, and the sale of such Extended Service Agreement to the related Obligor complied, at the time of such sale, with all applicable state and federal laws (and regulations thereunder), including without limitation, insurance, usury, disclosure and consumer protection laws, equal credit opportunity, fair credit reporting, truth-in-lending or other similar laws, the Federal Trade Commission Act, and applicable state laws regulating extended service agreements and insurance, with which the failure to comply would have a material adverse effect on the interest of the Trustee, the Noteholders, the Issuer, or the Note Insurer in the related Contract.

     3. The Dealer that originated such Contract has executed a Dealer Agreement Addendum in the form set forth in Exhibit C-2, and such Dealer and JAC
                                            -----------
have performed all their respective obligations under such Dealer Agreement Addendum through the date as of which this representation is made.

     4. The Dealer that originated such Contract has fully and timely performed all of its material obligations under the related Extended Service Agreement through the date as of which this representation is made. JAC has fully and timely performed all of its obligations under the related Dealer Agreement Addendum through the date as of which this representation is made.

     5. JAC and FESC have fully and timely performed in all material respects all obligations under the Administrative Services Agreement through the date as of which this representation is made, and there have been no defaults under the Administrative Services Agreement that have not been cured.

     6. Such Extended Service Agreement is the legal, valid, and binding obligation of each party thereto, and is enforceable in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law).

SUBSCHEDULE A-2 - Page 1

     7. The Administrative Services Agreement is the legal, valid, and binding obligation of each party thereto and is enforceable in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law).

     8. The Contractual Liability Policy is the legal, valid, and binding obligation of FFG and is enforceable in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law).

     9. All rights (but not any obligations) of JAC under each Extended Service Agreement and each Dealer Agreement Addendum are assignable and have been assigned by JAC to the Issuer.

     10. All administrative fees due to FESC under the Administrative Services Agreement with respect to such Extended Service Agreement have been paid, and FESC is obligated to continue to service and administer such Extended Service Agreements without further payment of administrative fees.

     11.  Such Extended Service Agreement is in the form attached hereto as

Exhibit F.
- ---------

     12. All consents and approvals, if any, necessary for JAC to assign its rights with respect to such Extended Service Agreement have been obtained.

     13. Other than in connection with the related Obligor's right to cancel such Extended Service Agreement, there is no right of rescission, offset, defense, or counterclaim to the obligation of the related Obligor to pay the amount due under such Contract which relates to such Extended Service Agreement.

     14. JAC, the related Dealer, and FESC have complied in all material respects with all licensing or other laws applicable to them in connection with the sale, servicing, administration, and insurance of such Extended Service Agreement.

SUBSCHEDULE A-2 - Page 2